UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2014

Item 1.	Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS    June 30, 2014    Unaudited

		Principal Amount	Value
Asset-Backed Securities—2.4%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$7,400,000	$7,551,178
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		6,949,000	7,073,741
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,338,411
Series 2012-4, Cl. D, 2.68%, 10/9/18		790,000	811,580
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,751,928
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,586,877
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		7,005,000	7,212,646
Series 2013-5, Cl. D, 2.86%, 12/8/19		695,000	708,687
Series 2014-2, Cl. D, 2.57%, 7/8/20		910,000	915,460
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%,
11/15/23[2]	EUR	746,293	971,856
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%,
7/24/23[2]	EUR	3,650,000	4,391,999
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,184,176
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	385,623
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	993,701
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	596,099
CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%,
11/16/20		1,365,000	1,369,560
Conseco Financial Corp., Series 1997-5, Cl. M1, 6.95%,
5/15/29[2]		5,000,000	5,320,147
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%,
12/16/19[1]		406,972	410,742
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B,
2.21%, 9/15/20[1]		355,000	359,815
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,160,000	2,202,551
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		10,245,000	10,453,107
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,276,077
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,811,081
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		210,000	214,569
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		2,090,000	2,176,759
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,155,228
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		1,145,000	1,178,630
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		540,000	540,034
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		540,000	543,587
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	1,008,906
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	855,526
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	636,498
Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1,
9.01%, 6/20/31[2]		269,936	44,709
Halcyon Structured Asset Management European CLO BV,
Series 2006-IIX, Cl. E, 4.254%, 1/25/23[2]	EUR	4,625,000	6,011,295
Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[2]	EUR	750,000	1,026,849

1   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Harvest CLO IA SA: (Continued)
Series I-X, Cl. D, 3.316%, 3/29/17[2]	EUR	1,875,000	2,514,854
Series I-X, Cl. E, 7.916%, 3/29/17[2]	EUR	1,875,000	2,475,931
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E,
3.811%, 12/14/22[2]	EUR	4,433,538	5,774,587
ICE EM CLO:
Series 2007-1A, Cl. B, 2.029%, 8/15/22[2,3]		21,000,000	18,375,000
Series 2007-1A, Cl. C, 3.329%, 8/15/22[2,3]		17,780,000	14,401,800
Series 2007-1A, Cl. D, 5.329%, 8/15/22[2,3]		17,780,000	15,290,800
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		2,815,000	2,940,912
Series 2012-5, Cl. D, 3.30%, 9/17/18		1,830,000	1,903,948
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	3,041,709
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,300,139
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,826,409
Series 2013-3, Cl. D, 2.42%, 4/15/19		3,315,000	3,369,570
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,689,474
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,300,000	1,342,838
SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B,
0.631%, 6/15/39[2]		4,985,103	4,387,222
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		180,000	182,902
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	807,318
Stichting Halcyon Structured Asset Management European,
Series 2007-IX, Cl. E, 4.206%, 7/24/23[2]	EUR	2,351,729	2,757,129
TAL Advantage LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		621,493	622,205
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%,
8/27/22[2]	EUR	5,005,000	6,483,985
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%,
4/15/44[1]		467,121	470,535
United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		865,000	869,381
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		1,260,000	1,265,156
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		805,000	810,623
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		140,000	141,306
Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D,
2.20%, 2/15/21[1]		740,000	739,661

Total Asset-Backed Securities (Cost $178,398,647)			176,855,026

Mortgage-Backed Obligations—16.7%
Government Agency—6.5%
FHLMC/FNMA/FHLB/Sponsored—6.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		917,863	1,019,489
5.50%, 9/1/39		2,889,025	3,256,887
6.00%, 1/1/19-7/1/24		2,081,394	2,267,350
6.50%, 4/1/18-6/1/35		1,432,450	1,595,074
7.00%, 8/1/21-3/1/35		1,821,497	2,093,885
7.50%, 1/1/32-2/1/32		2,410,205	2,836,624
8.50%, 8/1/31		114,976	135,280
10.00%, 5/1/20		59,870	67,411
12.00%, 6/1/17		4,607	4,630

2   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	$21,780	$22,768
10.50%, 5/1/20	42,655	48,342
11.50%, 10/1/16	1,600	1,609
12.00%, 6/1/15	396	398
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 10.384%, 4/1/27[4]	246,664	45,976
Series 192, Cl. IO, 7.402%, 2/1/28[4]	105,897	23,371
Series 205, Cl. IO, 10.752%, 9/1/29[4]	644,832	152,430
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	245,432	68,435
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	244,821	48,864
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	182,326	28,626
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	598,857	120,439
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,219,013	2,237,716
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	2,090,772	2,350,008
Series 151, Cl. F, 9.00%, 5/15/21	3,638	4,024
Series 1590, Cl. IA, 1.202%, 10/15/23[2]	1,626,061	1,669,774
Series 1674, Cl. Z, 6.75%, 2/15/24	77,930	87,024
Series 2034, Cl. Z, 6.50%, 2/15/28	14,781	16,521
Series 2042, Cl. N, 6.50%, 3/15/28	17,711	19,889
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,598,222	1,804,181
Series 2053, Cl. Z, 6.50%, 4/15/28	14,635	16,367
Series 2116, Cl. ZA, 6.00%, 1/15/29	887,709	984,117
Series 2122, Cl. F, 0.602%, 2/15/29[2]	40,727	41,088
Series 2279, Cl. PK, 6.50%, 1/15/31	24,499	27,286
Series 2326, Cl. ZP, 6.50%, 6/15/31	209,138	235,944
Series 2344, Cl. FP, 1.102%, 8/15/31[2]	538,044	552,559
Series 2368, Cl. PR, 6.50%, 10/15/31	30,778	34,744
Series 2368, Cl. TG, 6.00%, 10/15/16	81,230	84,142
Series 2401, Cl. FA, 0.802%, 7/15/29[2]	74,544	75,672
Series 2412, Cl. GF, 1.102%, 2/15/32[2]	873,406	897,232
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,003,663	1,134,735
Series 2451, Cl. FD, 1.152%, 3/15/32[2]	360,251	370,690
Series 2453, Cl. BD, 6.00%, 5/15/17	28,153	29,827
Series 2461, Cl. PZ, 6.50%, 6/15/32	136,231	153,495
Series 2464, Cl. FI, 1.152%, 2/15/32[2]	317,382	326,231
Series 2470, Cl. AF, 1.152%, 3/15/32[2]	581,233	598,087
Series 2470, Cl. LF, 1.152%, 2/15/32[2]	324,593	333,643
Series 2471, Cl. FD, 1.152%, 3/15/32[2]	487,717	501,408
Series 2475, Cl. FB, 1.152%, 2/15/32[2]	444,551	456,945
Series 2500, Cl. FD, 0.652%, 3/15/32[2]	181,169	183,170
Series 2517, Cl. GF, 1.152%, 2/15/32[2]	268,380	275,863
Series 2526, Cl. FE, 0.552%, 6/15/29[2]	191,020	192,453
Series 2551, Cl. FD, 0.552%, 1/15/33[2]	118,530	119,291
Series 2551, Cl. LF, 0.652%, 1/15/33[2]	43,984	44,253
Series 2635, Cl. AG, 3.50%, 5/15/32	440,453	461,701
Series 2668, Cl. AZ, 4.00%, 9/15/18	214,735	224,522
Series 2676, Cl. KY, 5.00%, 9/15/23	954,310	1,041,288
Series 2707, Cl. QE, 4.50%, 11/15/18	401,445	425,917
Series 2770, Cl. TW, 4.50%, 3/15/19	99,279	105,735
Series 3025, Cl. SJ, 24.194%, 8/15/35[2]	712,385	1,066,977

3   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3465, Cl. HA, 4.00%, 7/15/17	$71,394	$72,579
Series 3617, Cl. DC, 4.00%, 7/15/27	173,083	174,906
Series 3741, Cl. PA, 2.15%, 2/15/35	1,337,033	1,368,233
Series 3815, Cl. BD, 3.00%, 10/15/20	66,653	68,650
Series 3822, Cl. JA, 5.00%, 6/15/40	1,076,159	1,151,051
Series 3840, Cl. CA, 2.00%, 9/15/18	45,092	45,896
Series 3848, Cl. WL, 4.00%, 4/15/40	1,730,302	1,791,989
Series 3857, Cl. GL, 3.00%, 5/15/40	36,810	37,807
Series 3917, Cl. BA, 4.00%, 6/15/38	1,115,041	1,166,587
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,443,083	1,446,784
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	32,104	6,656
Series 2049, Cl. PL, 21.779%, 4/15/28[4]	193,754	40,720
Series 2074, Cl. S, 48.803%, 7/17/28[4]	164,437	34,077
Series 2079, Cl. S, 29.094%, 7/17/28[4]	303,479	64,183
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	184,704	45,446
Series 2526, Cl. SE, 28.854%, 6/15/29[4]	345,173	75,486
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,299,066	259,814
Series 2795, Cl. SH, 12.551%, 3/15/24[4]	2,536,257	386,501
Series 2920, Cl. S, 99.999%, 1/15/35[4]	2,211,535	393,700
Series 2922, Cl. SE, 6.006%, 2/15/35[4]	144,194	26,016
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,412,816	494,268
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	3,703,264	568,260
Series 3201, Cl. SG, 5.398%, 8/15/36[4]	1,010,642	174,841
Series 3397, Cl. GS, 11.995%, 12/15/37[4]	747,979	138,781
Series 3424, Cl. EI, 2.038%, 4/15/38[4]	485,343	67,892
Series 3450, Cl. BI, 9.842%, 5/15/38[4]	1,134,177	167,897
Series 3606, Cl. SN, 3.131%, 12/15/39[4]	599,280	84,610
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,764,671	132,364
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,384,985	92,177
Federal National Mortgage Assn.:
2.50%, 6/18/27[6]	19,910,000	20,230,424
3.00%, 7/1/27[6]	14,025,000	14,572,852
3.50%, 7/17/27[6]	14,415,000	15,282,153
4.00%, 7/1/28-7/1/41[6]	137,295,000	145,751,005
4.50%, 7/1/22-7/1/39[6]	62,632,000	67,769,447
5.00%, 7/1/37[6]	51,468,000	57,161,663
6.00%, 7/1/37[6]	4,060,000	4,573,844
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	56,149,546	879,044
Series 2001-T3, Cl. IO, 16.369%, 11/25/40[4]	8,066,938	163,933
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,721,432	2,888,865
4.50%, 12/1/20	1,039,037	1,105,130
5.00%, 2/1/18-12/1/21	6,315,514	6,701,826
5.50%, 1/1/22-5/1/36	1,226,137	1,364,137
6.00%, 6/1/17-1/1/19	50,411	52,879
6.50%, 4/1/18-1/1/34	5,647,069	6,438,246
7.00%, 11/1/17-4/1/34	8,618,763	9,886,805
7.50%, 2/1/27-3/1/33	3,839,295	4,509,416

4   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
8.50%, 7/1/32	$25,350	$29,191
9.50%, 3/15/21	14,112	14,178
11.00%, 7/1/16-2/1/26	145,632	163,795
13.00%, 6/1/15	2,432	2,454
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 41.17%, 5/1/23[4]	282,987	55,699
Series 247, Cl. 2, 24.764%, 10/1/23[4]	129,311	29,897
Series 252, Cl. 2, 29.472%, 11/1/23[4]	34,573	6,995
Series 254, Cl. 2, 13.971%, 1/1/24[4]	95,805	16,776
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	318,118	66,486
Series 303, Cl. IO, 33.675%, 11/1/29[4]	285,783	62,325
Series 313, Cl. 2, 5.666%, 6/1/31[4]	2,508,260	439,121
Series 319, Cl. 2, 0.965%, 2/1/32[4]	854,245	177,245
Series 321, Cl. 2, 0.769%, 4/1/32[4]	1,480,158	311,119
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	648,356	136,719
Series 328, Cl. 2, 0.00%, 12/1/32[4,5]	592,289	87,363
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	1,315,483	283,774
Series 332, Cl. 2, 0.00%, 3/1/33[4,5]	2,573,428	434,498
Series 334, Cl. 10, 0.00%, 2/1/33[4,5]	1,105,719	237,232
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	1,578,748	332,595
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	3,311,222	663,668
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	865,440	183,847
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	429,301	80,384
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	728,435	135,464
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	543,954	100,736
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	262,045	48,789
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	36,508	6,635
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	91,192	103,132
Series 1997-45, Cl. CD, 8.00%, 7/18/27	767,674	893,906
Series 1998-58, Cl. PC, 6.50%, 10/25/28	479,402	538,554
Series 1999-14, Cl. MB, 6.50%, 4/25/29	25,347	28,321
Series 1999-54, Cl. LH, 6.50%, 11/25/29	928,285	1,030,644
Series 2001-19, Cl. Z, 6.00%, 5/25/31	354,797	389,189
Series 2001-44, Cl. QC, 6.00%, 9/25/16	50,168	52,175
Series 2001-51, Cl. OD, 6.50%, 10/25/31	138,009	152,488
Series 2001-65, Cl. F, 0.752%, 11/25/31[2]	603,233	611,791
Series 2001-69, Cl. PF, 1.152%, 12/25/31[2]	756,557	777,846
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	866,293	948,920
Series 2002-12, Cl. PG, 6.00%, 3/25/17	328,821	344,465
Series 2002-19, Cl. PE, 6.00%, 4/25/17	147,567	153,445
Series 2002-21, Cl. PE, 6.50%, 4/25/32	847,132	958,317
Series 2002-29, Cl. F, 1.152%, 4/25/32[2]	338,822	348,320
Series 2002-60, Cl. FH, 1.152%, 8/25/32[2]	641,088	659,055
Series 2002-64, Cl. FJ, 1.152%, 4/25/32[2]	104,140	107,059
Series 2002-68, Cl. FH, 0.654%, 10/18/32[2]	212,447	214,672
Series 2002-81, Cl. FM, 0.652%, 12/25/32[2]	423,073	427,202
Series 2002-84, Cl. FB, 1.152%, 12/25/32[2]	70,272	72,245
Series 2002-9, Cl. PC, 6.00%, 3/25/17	365,355	382,509
Series 2003-11, Cl. FA, 1.152%, 9/25/32[2]	95,895	98,587
Series 2003-112, Cl. AN, 4.00%, 11/25/18	421,396	442,490
Series 2003-116, Cl. FA, 0.552%, 11/25/33[2]	217,721	218,522

5   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-119, Cl. FK, 0.652%, 5/25/18[2]	$2,286,012	$2,298,899
Series 2003-28, Cl. KG, 5.50%, 4/25/23	3,094,627	3,378,873
Series 2003-84, Cl. GE, 4.50%, 9/25/18	86,372	90,946
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,196,181	1,245,908
Series 2004-25, Cl. PC, 5.50%, 1/25/34	219,291	233,875
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,251,029
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,980,184	2,137,373
Series 2006-11, Cl. PS, 24.009%, 3/25/36[2]	712,980	1,099,212
Series 2006-46, Cl. SW, 23.642%, 6/25/36[2]	1,016,149	1,430,724
Series 2008-14, Cl. BA, 4.25%, 3/25/23	572,168	600,712
Series 2008-75, Cl. DB, 4.50%, 9/25/23	871,483	918,932
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,710,951	1,763,158
Series 2009-114, Cl. AC, 2.50%, 12/25/23	394,672	402,547
Series 2009-36, Cl. FA, 1.092%, 6/25/37[2]	947,542	968,111
Series 2009-70, Cl. NT, 4.00%, 8/25/19	36,929	38,544
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,740,599	1,816,696
Series 2010-43, Cl. KG, 3.00%, 1/25/21	412,050	427,131
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,351,893	1,364,648
Series 2011-15, Cl. DA, 4.00%, 3/25/41	902,673	947,516
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,886,962	2,975,294
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,808,430	1,957,464
Series 2011-38, Cl. AH, 2.75%, 5/25/20	48,568	50,002
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,105,387	1,141,198
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,029,103	1,052,562
Series 2011-82, Cl. AD, 4.00%, 8/25/26	917,932	962,634
Series 2011-88, Cl. AB, 2.50%, 9/25/26	699,782	715,885
Series 2012-20, Cl. FD, 0.552%, 3/25/42[2]	3,775,991	3,772,827
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.60%, 11/18/31[4]	684,709	151,508
Series 2001-63, Cl. SD, 13.275%, 12/18/31[4]	21,928	4,451
Series 2001-68, Cl. SC, 5.703%, 11/25/31[4]	13,595	2,991
Series 2001-81, Cl. S, 17.82%, 1/25/32[4]	191,738	50,416
Series 2002-28, Cl. SA, 27.633%, 4/25/32[4]	165,774	35,662
Series 2002-38, Cl. SO, 40.21%, 4/25/32[4]	181,759	36,148
Series 2002-39, Cl. SD, 32.099%, 3/18/32[4]	282,790	76,589
Series 2002-48, Cl. S, 23.272%, 7/25/32[4]	259,461	69,678
Series 2002-52, Cl. SL, 24.93%, 9/25/32[4]	158,036	35,248
Series 2002-53, Cl. SK, 31.295%, 4/25/32[4]	176,278	48,726
Series 2002-56, Cl. SN, 24.807%, 7/25/32[4]	355,838	95,605
Series 2002-65, Cl. SC, 57.574%, 6/25/26[4]	612,143	145,490
Series 2002-77, Cl. IS, 35.755%, 12/18/32[4]	309,663	85,189
Series 2002-77, Cl. SH, 28.387%, 12/18/32[4]	278,126	61,532
Series 2002-89, Cl. S, 3.504%, 1/25/33[4]	1,828,382	514,828
Series 2002-9, Cl. MS, 19.98%, 3/25/32[4]	281,829	56,964
Series 2003-13, Cl. IO, 7.505%, 3/25/33[4]	1,370,332	287,987
Series 2003-23, Cl. ES, 0.00%, 10/25/22[4,5]	117,980	301
Series 2003-26, Cl. DI, 7.971%, 4/25/33[4]	903,678	186,574
Series 2003-26, Cl. IK, 10.713%, 4/25/33[4]	158,367	32,696
Series 2003-33, Cl. SP, 0.00%, 5/25/33[4,7]	847,262	169,813
Series 2003-4, Cl. S, 24.403%, 2/25/33[4]	426,977	111,865

6   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	$152,333	$21,824
Series 2004-56, Cl. SE, 8.463%, 10/25/33[4]	925,661	167,890
Series 2005-12, Cl. SC, 8.012%, 3/25/35[4]	72,413	15,334
Series 2005-14, Cl. SE, 28.437%, 3/25/35[4]	535,403	83,503
Series 2005-40, Cl. SA, 0.00%, 5/25/35[4,7]	3,159,045	658,499
Series 2005-40, Cl. SB, 0.00%, 5/25/35[4,7]	1,447,161	298,199
Series 2005-52, Cl. JH, 3.15%, 5/25/35[4]	1,557,459	246,166
Series 2006-90, Cl. SX, , 9/25/36[4,7]	3,119,867	681,489
Series 2007-88, Cl. XI, 26.163%, 6/25/37[4]	6,519,006	862,713
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	535,934	75,241
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	849,172	63,836
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	2,323,195	173,951
Series 2012-40, Cl. PI, 1.917%, 4/25/41[4]	5,678,888	965,632
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series
302, Cl. 2, 6%, 5/1/29	2,586	568
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 6.181%, 9/15/22[4]	5,561,972	91,039
Series 1995-2B, Cl. 2IO, 19.879%, 6/15/25[4]	473,469	13,055
Series 1995-3, Cl. 1IO, 8.645%, 9/15/25[4]	14,383,805	93,659

		460,808,645
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	691,640	757,778
8.00%, 1/15/28-9/15/28	388,290	421,471
12.50%, 11/15/15	10,048	10,114
13.00%, 10/15/15	14,124	14,178
13.50%, 6/15/15	9,641	9,680
Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	4,182	4,318
7.00%, 1/20/30	116,279	135,904
11.00%, 10/20/19	2,195	2,314
12.00%, 9/20/15	3,076	3,112
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 53.938%, 3/16/28[4]	388,196	83,011
Series 2007-17, Cl. AI, 13.433%, 4/16/37[4]	1,860,559	343,645
Series 2011-52, Cl. HS, 9.678%, 4/16/41[4]	3,373,051	661,798
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	3,422,730	4,054,679
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,706,004	1,993,098
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,424,185	1,652,053
Series 2009-46, Cl. HC, 5.00%, 11/20/34	61,910	62,623

		10,209,776
Non-Agency—10.2%
Commercial—8.2%
Banc of America Commercial Mortgage Trust, Series 2006-3, Cl. AM,
6.043%, 7/10/44[2]	24,665,000	26,214,801
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.20%, 9/26/35[1,2]	544,437	559,891
Series 2012-RR2, Cl. 6A3, 2.767%, 9/26/35[1,2]	1,878,596	1,892,356

7   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
BCAP LLC Trust: (Continued)
Series 2012-RR6, 2.404%, 11/26/36[1]	$633,805	$636,986
Series 2013-RR2, Cl. 5A2, 2.628%, 3/26/36[1,2]	11,586,409	9,515,767
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	29,405,000	30,804,119
Series 2007-PW17, Cl. AJ, 6.079%, 6/11/50[2]	27,600,000	28,448,962
Series 2007-T26, Cl. AJ, 5.566%, 1/12/45[2]	8,315,000	8,582,793
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,5]	572,395	25,597
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.606%,
4/10/46[1,2]	11,050,000	10,386,934
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.613%, 3/25/36[1,2]	30,000,000	27,944,254
Series 2012-8, Cl. 1A1, 2.663%, 10/25/35[1,2]	3,241,577	3,277,957
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.729%, 10/15/45[1,2]	250,000	244,201
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,2]	6,185,000	5,932,392
Series 2013-CR6, Cl. D, 4.314%, 3/10/46[1,2]	5,435,000	5,072,877
Series 2013-CR7, Cl. D, 4.496%, 3/10/46[1,2]	8,470,000	7,920,361
Series 2013-CR9, Cl. D, 4.402%, 7/10/45[1,2]	7,315,000	6,803,923
Series 2013-LC13, Cl. D, 5.217%, 8/10/46[1,2]	11,354,000	11,284,928
Series 2014-UBS3, Cl. D, 4.815%, 6/10/47[1,2]	19,205,000	18,325,814
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	16,592,385	526,493
Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,780,782	993,815
Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	4,337,567	4,304,326
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.643%,
2/15/39[2]	2,475,000	2,628,363
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ,
5.23%, 12/15/40[2]	2,150,000	2,249,898
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%,
9/26/36[1,2]	120,498	121,848
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,2]	360,000	391,120
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.373%,
7/22/36[2,3]	920,000	767,627
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%,
10/15/30[3]	15,398,527	15,514,016
FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.609%, 11/25/46[1,2]	125,000	128,433
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	7,350,000	7,239,912
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	3,660,000	3,596,126
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	5,710,000	5,556,969
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,2]	5,590,000	5,429,190
Series 2013-K502, Cl. C, 3.31%, 3/25/45[1,2]	630,000	640,615
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,2]	660,000	662,666
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,2]	420,000	415,766
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,2]	25,000	25,879
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.489%,
11/10/45[2]	9,635,000	9,835,100
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47	4,577,000	4,271,444
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.211%, 7/25/35[2]	890,987	897,157

8   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	$9,868,000	$10,150,832
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	985,000	1,052,060
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	14,940,000	14,962,253
Series 2012-LC9, Cl. E, 4.573%, 12/15/47[1,2]	9,115,000	8,888,757
Series 2013-C10, Cl. D, 4.298%, 12/15/47[2]	15,932,000	15,036,359
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.619%, 9/26/36[1,2]	457,504	459,114
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	19,293,845	16,468,049
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.713%, 8/15/46[1,2]	8,445,000	8,128,004
Series 2013-C15, Cl. D, 5.251%, 11/15/45[1,2]	3,755,000	3,732,913
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%,
7/26/24[2,3]	126,900	111,802
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.862%, 5/12/39[2]	16,165,000	16,515,780
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.818%, 11/15/45[1,2]	8,182,000	8,020,737
Series 2013-C12, Cl. D, 4.929%, 10/15/46[1,2]	7,630,000	7,406,231
Series 2013-C7, Cl. D, 4.442%, 2/15/46[1,2]	15,171,000	14,274,637
Series 2013-C8, Cl. D, 4.311%, 12/15/48[1,2]	7,218,000	6,747,354
Series 2014-C14, Cl. D, 4.996%, 2/15/47[1,2]	9,810,000	9,517,608
Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	15,275,000	15,905,117
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	7,485,000	7,956,551
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,953,166
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.049%, 11/26/36[1,2]	2,856,605	2,828,014
Series 2012-R3, Cl. 1B, 2.049%, 11/26/36[2,3]	13,015,956	7,971,725
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.395%,
6/26/46[1,2]	475,975	480,755
RALI Trust, Series 2005-QA4, Cl. A32, 3.063%, 4/25/35[2]	179,231	30,960
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A,
2.387%, 8/25/34[2]	20,735,772	20,569,129
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,2]	11,597,194	11,052,097
Series 2013-C5, Cl. D, 4.23%, 3/10/46[1,2]	13,830,000	12,736,828
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Cl. AJ,
5.904%, 5/15/43[2]	19,685,000	20,983,629
Washington Mutual Mortgage Pass-Through Certificates Trust, Series
2007-OA3, Cl. 5A, 1.951%, 4/25/47[2]	1,504,973	1,138,700
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Cl. B2, 2.616%, 11/25/34[2]	97,551	984
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	6,663,241	6,732,372
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	3,348,060	3,424,473
Series 2005-AR15, Cl. 1A6, 2.606%, 9/25/35[2]	14,908,797	14,139,726
Series 2006-8, Cl. A15, 6.00%, 7/25/36	8,153,649	8,280,520
Series 2006-AR7, Cl. 2A4, 2.613%, 5/25/36[2]	5,524,179	5,178,808
Series 2007-AR3, Cl. A4, 5.673%, 4/25/37[2]	4,470,728	4,442,795
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.608%, 12/15/45[1,2]	375,000	363,797
Series 2012-C7, Cl. E, 5.002%, 6/15/45[1,2]	7,300,000	7,315,155
Series 2012-C8, Cl. E, 5.04%, 8/15/45[1,2]	8,063,000	8,169,319
Series 2013-C11, Cl. D, 4.322%, 3/15/45[1,2]	4,162,000	3,979,981

9   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2013-C15, Cl. D, 4.634%, 8/15/46[1,2]	$12,131,996	$11,574,525
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,4,5]	23,892,247	1,473,853

		591,227,145
Multi-Family—0.5%
Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.954%, 5/10/45[2]	10,705,000	11,431,152
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.359%, 6/25/36[2]	13,477,050	12,572,389
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.606%, 9/25/35[2]	993,062	972,161
Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[2]	9,031,842	9,072,187

		34,047,889
Residential—1.5%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM,
6.015%, 2/10/51[2]	2,805,000	3,143,610
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	2,909,132	2,637,940
Series 2007-C, Cl. 1A4, 5.354%, 5/20/36[2]	4,806,819	4,704,039
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	29,800,000	31,486,903
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.712%, 2/25/33[2]	16,651	15,723
Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.64%, 3/25/36[2]	10,599,465	9,985,862
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.665%, 5/25/35[2]	4,573,527	4,588,185
Series 2005-3, Cl. 2A4, 2.548%, 8/25/35[2]	8,698,813	7,628,772
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	3,426,988	3,259,504
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,621,945	3,799,692
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.382%, 12/15/35[2]	263,093	212,713
Series 2006-H, Cl. 2A1A, 0.302%, 11/15/36[2]	109,901	70,580
GSR Mortgage Loan Trust:
Series 2005-AR6, Cl. 1A4, 2.652%, 9/25/35[2]	10,277,680	10,459,178
Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	760,925	734,373
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	2,349,529	2,401,416
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.252%, 8/25/36[2]	4,627,265	2,375,328
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.575%, 12/25/34[2]	180,577	183,560
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.335%, 10/25/36[2]	5,667,045	5,629,869
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,8]	4,912,783	316,875
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	6,415	6,522
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	116,768	93,334
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	8,881,335	8,604,291

10   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2003- AR10, Cl. A7, 2.422%, 10/25/33[2]		$257,939	$262,122
Wells Fargo Mortgage-Backed Securities Trust, Series 2006- AR14, Cl. 1A2, 5.684%, 10/25/36[2]		5,414,992	5,324,591

			107,924,982

Total Mortgage-Backed Obligations (Cost $1,156,668,889)			1,204,218,437

U.S. Government Obligations—4.0%
United States Treasury Bond Strips, 0.905%, 8/15/16[9]		11,000,000	10,877,581
United States Treasury Nts.:
0.375%, 3/31/16		160,000,000	160,031,200
0.875%, 6/15/17		12,075,000	12,078,296
1.375%, 9/30/18[10,11]		75,256,000	75,156,060
2.00%, 9/30/20		29,428,000	29,478,587
2.50%, 8/15/23		2,703,000	2,717,888

Total U.S. Government Obligations (Cost $289,993,691)			290,339,612

Foreign Government Obligations—16.8%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts.,
7%, 8/16/19		7,100,000	7,767,045
Argentina—0.1%
Republic of Argentina Sr. Unsec. Nts., 7%, 4/17/17		4,460,000	4,187,940
Republic of Argentina Unsec. Nts., 8.75%, 5/7/24		1,270,000	1,193,800

			5,381,740

Brazil—3.3%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds,
5.333%, 2/15/28[1]		5,925,000	6,007,950
Federative Republic of Brazil International Bonds, 4.25%,
1/7/25		3,045,000	3,089,914
Federative Republic of Brazil Letra Tesouro Nacional Treasury
Bills, 10.999%, 1/1/15	BRL	455,045,000	195,130,587
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	28,315,000	12,201,640
9.762%, 1/1/21	BRL	15,675,000	6,485,696
10.00%, 1/1/23	BRL	20,310,000	8,246,662
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		6,090,000	6,668,550

			237,830,999

Colombia—0.6%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		5,060,000	5,229,510
4.375%, 7/12/21		6,820,000	7,334,910
5.625%, 2/26/44		8,550,000	9,618,750
8.125%, 5/21/24		5,650,000	7,627,500
Series B, 6.00%, 4/28/28	COP	7,944,000,000	3,862,624
Series B, 7.00%, 5/4/22	COP	8,395,000,000	4,609,984

11   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia Sr. Unsec. Nts.: (Continued)
Series B, 10.00%, 7/24/24	COP	7,990,000,000	$5,308,935

			43,592,213

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		10,720,000	11,189,000
6.375%, 3/24/21[1]		2,425,000	2,676,594
6.75%, 11/5/19[1]		2,425,000	2,731,156

			16,596,750

Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%,
2/1/23[1]		3,870,000	4,063,500
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]		4,355,000	4,566,217

			8,629,717

Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]		5,775,000	5,968,463

Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		4,935,000	5,415,373

Greece—1.4%
Athens Urban Transportation Organisation Sr. Unsec. Nts.,
4.851%, 9/19/16	EUR	7,430,000	10,073,890
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	17,505,000	19,620,505
6.14%, 4/14/28	EUR	32,900,000	43,228,194
Hellenic Republic Sr. Unsec. Nts.:
3.80%, 8/8/17	JPY	2,622,000,000	25,012,412
Series 15BR, 5.00%, 8/22/16	JPY	438,600,000	4,251,582

			102,186,583

Hungary—0.6%
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		5,640,000	6,098,250
5.375%, 3/25/24		2,675,000	2,868,937
7.625%, 3/29/41		1,100,000	1,414,182
Hungary Unsec. Bonds:
Series 14/D, 6.75%, 8/22/14	HUF	3,003,000,000	13,345,183
Series 20/A, 7.50%, 11/12/20	HUF	1,182,000,000	6,332,677
Series 22/A, 7.00%, 6/24/22	HUF	720,000,000	3,811,966
Series 23/A, 6.00%, 11/24/23	HUF	1,616,000,000	8,117,932

			41,989,127

India—1.0%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	2,592,000,000	41,140,981
8.83%, 11/25/23	INR	1,699,000,000	28,519,895

			69,660,876

12   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Indonesia—1.0%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Nts., 4%,
11/21/18[1]		$9,810,000	$10,177,875
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%,
3/15/19[1]		5,755,000	6,424,019
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		3,130,000	2,918,725
4.875%, 5/5/21[1]		7,445,000	7,854,475
5.375%, 10/17/23[1]		2,655,000	2,830,894
5.875%, 1/15/24[1]		3,715,000	4,109,719
11.625%, 3/4/19[1]		1,690,000	2,306,850
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	131,920,000,000	10,596,286
Series FR70, 8.375%, 3/15/24	IDR	172,530,000,000	14,720,469
Series FR71, 9.00%, 3/15/29	IDR	142,770,000,000	12,405,021

			74,344,333

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		13,930,000	13,599,163

Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds,
4.125%, 12/10/22[1]		2,800,000	2,664,200

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		1,925,000	1,967,350
6.875%, 6/24/24[1]		2,715,000	2,829,030

			4,796,380

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		4,920,000	5,528,850

Lithuania—0.3%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[1]		8,695,000	9,602,584
6.125%, 3/9/21[1]		7,825,000	9,181,855

			18,784,439

Mexico—0.7%
United Mexican States Treasury Bills, 3.06%, 11/27/14	MXN	140,700,000	10,712,222
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	211,900,000	17,401,247
Series M, 8.00%, 12/7/23	MXN	32,300,000	2,913,660
Series M20, 7.50%, 6/3/27	MXN	66,740,000	5,848,561
Series M20, 8.50%, 5/31/29	MXN	95,830,000	9,041,851
Series M30, 8.50%, 11/18/38	MXN	45,900,000	4,329,739
Series M30, 10.00%, 11/20/36	MXN	21,400,000	2,300,310

			52,547,590

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		6,935,000	6,978,344

Panama—0.2%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		3,665,000	4,108,465

13   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Panama (Continued)
Republic of Panama Sr. Unsec. Bonds: (Continued)
6.70%, 1/26/36		$2,100,000	$2,600,850
8.875%, 9/30/27		2,510,000	3,608,125
9.375%, 4/1/29		2,205,000	3,292,065

			13,609,505
Peru—0.4%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		3,830,000	4,831,545
7.35%, 7/21/25		5,670,000	7,541,100
7.84%, 8/12/20[1]	PEN	16,175,000	6,652,702
8.20%, 8/12/26[1]	PEN	15,980,000	6,995,968

			26,021,315
Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		5,810,000	7,197,138
6.375%, 10/23/34		7,070,000	8,925,875
7.75%, 1/14/31		1,145,000	1,585,825
9.875%, 1/15/19		3,030,000	4,026,112
10.625%, 3/16/25		1,370,000	2,156,037

			23,890,987
Poland—0.2%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		8,320,000	8,103,680
5.125%, 4/21/21		5,325,000	6,003,937

			14,107,617
Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec.
Bonds, 4.75%, 6/14/19	EUR	7,015,000	10,677,638
Romania—0.4%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		2,405,000	2,570,344
6.125%, 1/22/44[1]		2,795,000	3,183,085
6.75%, 2/7/22[1]		9,480,000	11,352,300
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	12,600,000	4,375,550
5.90%, 7/26/17	RON	30,410,000	10,345,060

			31,826,339
Russia—1.3%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	62,400,000	1,716,087
Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		4,415,000	4,580,563
5.875%, 9/16/43[1]		4,550,000	4,891,250
7.50%, 3/31/30[1,2]		9,538,625	11,066,140
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		8,735,000	9,355,185
Russian Federation Unsec. Bonds:
Series 6203, 6.90%, 8/3/16	RUB	243,400,000	7,044,945
Series 6205, 7.60%, 4/14/21	RUB	118,600,000	3,408,768
Series 6206, 7.40%, 6/14/17	RUB	180,300,000	5,229,894

14   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Russia (Continued)
Russian Federation Unsec. Bonds: (Continued)
Series 6209, 7.60%, 7/20/22	RUB	97,900,000	$2,784,999
Series 6210, 6.80%, 12/11/19	RUB	504,700,000	14,121,202
Series 6212, 7.05%, 1/19/28	RUB	97,800,000	2,587,850
Series 6215, 7.00%, 8/16/23	RUB	198,900,000	5,448,601
Series 6216, 6.70%, 5/15/19	RUB	577,500,000	16,181,899
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	109,800,000	3,193,007
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts.,
5.942%, 11/21/23[1]		2,795,000	2,826,304

			94,436,694

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		4,295,000	4,499,012
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		4,750,000	5,076,563

			9,575,575

Slovenia—0.2%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		10,125,000	10,691,494

South Africa—1.0%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		1,965,000	2,195,887
5.875%, 9/16/25		7,765,000	8,654,093
Series R207, 7.25%, 1/15/20	ZAR	129,100,000	11,851,392
Series R208, 6.75%, 3/31/21	ZAR	128,400,000	11,320,787
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	164,500,000	15,094,248
Series R186, 10.50%, 12/21/26	ZAR	220,100,000	24,159,799

			73,276,206

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,025,000	3,142,219
6.00%, 1/14/19[1]		3,200,000	3,376,000
6.25%, 10/4/20[1]		3,605,000	3,848,337

			10,366,556

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[2]		5,040,000	5,392,800
Thailand—0.3%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	208,200,000	6,551,753
5.125%, 3/13/18	THB	187,000,000	6,219,434
Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	289,600,000	9,233,016

			22,004,203

Turkey—1.3%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	6,735,000	3,191,702
8.80%, 11/14/18	TRY	20,635,000	9,927,416
8.80%, 9/27/23	TRY	16,325,000	7,755,646
10.40%, 3/20/24	TRY	9,560,000	5,021,189

15   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Turkey (Continued)
Republic of Turkey Bonds: (Continued)
10.50%, 1/15/20	TRY	5,655,000	$2,909,445
10.70%, 2/24/16	TRY	28,365,000	13,949,539
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	3,130,000	4,598,780
6.25%, 9/26/22		6,460,000	7,295,278
6.625%, 2/17/45		4,810,000	5,591,625
6.875%, 3/17/36		2,430,000	2,870,438
7.375%, 2/5/25		4,135,000	5,034,362
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[12]	TRY	8,255,000	5,569,293
6.30%, 2/14/18	TRY	13,695,000	6,092,484
7.10%, 3/8/23	TRY	12,115,000	5,198,025
9.00%, 3/8/17	TRY	13,500,000	6,512,256

			91,517,478
Ukraine—0.1%
Ukraine International Bonds:
6.875%, 9/23/15[1]		770,000	756,679
7.50%, 4/17/23[1]		2,115,000	2,001,319
7.80%, 11/28/22[1]		5,590,000	5,317,487
7.95%, 2/23/21[1]		2,115,000	2,033,044

			10,108,529
United Arab Emirates—0.2%
Dubai DOF Sukuk Ltd. Sr. Unsec. Nts., 3.875%, 1/30/23		1,675,000	1,660,679
Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43		3,465,000	3,240,468
5.591%, 6/22/21		6,820,000	7,641,810
7.75%, 10/5/20		2,480,000	3,121,080

			15,664,037
Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		10,765,000	11,448,578
5.10%, 6/18/50		1,080,000	1,069,200

			12,517,778
Venezuela—0.2%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38		1,080,000	764,100
7.75%, 10/13/19		6,885,000	5,989,950
8.25%, 10/13/24		3,670,000	2,963,525
13.625%, 8/15/18[1]		6,840,000	7,250,400

			16,967,975

Total Foreign Government Obligations (Cost $1,190,046,703)			1,216,914,911

Corporate Loans—3.9%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.50%, 3/11/22[2]		4,160,000	4,142,665
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.75%, 4/30/18[2]		2,464,033	2,478,857

16   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.50%, 10/31/18[2]	$1,330,112	$1,337,594
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.50%, 3/3/21[2]	10,695,000	11,116,116
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.50%, 6/10/22[2,6]	3,550,000	3,614,344
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 8.50%, 3/26/20[2]	5,605,000	5,760,303
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 9.50%, 6/26/20[2]	3,105,000	3,165,159
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.00%, 3/16/18[2]	2,915,000	2,944,733
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 3/1/17[2,6]	3,300,000	3,261,845
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2,6]	13,336,067	13,426,833
Caesars Growth Properties Holdings LLC/Caesars Growth
Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.25%, 5/10/21[2]	3,213,000	3,215,294
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 6.50%, 12/31/17[2]	4,460,000	4,510,175
Clear Channel Communications, Inc., Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche D, 6.90%, 1/30/19[2]	18,144,571	18,101,478
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.80%, 1/29/16	190,128	188,998
Tranche E, 7.65%, 7/30/19	3,511,153	3,526,026
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.00%, 5/9/22[2]	5,675,000	5,781,406
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.00%, 9/28/21[2]	7,030,000	7,104,694
Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.25%, 8/18/21[2]	5,525,000	5,439,821
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.00%, 10/10/19[2]	6,985,000	7,139,250
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 7.75%, 10/21/21[2]	8,500,000	8,563,750
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term
Loan, Tranche B, 3.815%, 10/19/15[2,13]	16,033,142	9,940,548
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 7.50%, 2/14/19[2,6]	5,706,658	5,913,525
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.375%, 9/30/20[2]	11,427,129	11,816,840
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.25%, 5/2/22[2,6]	2,120,000	2,136,784
Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.50%, 7/31/17[2]	3,647,816	3,656,935
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 7.75%, 3/27/22[2]	7,040,000	7,136,800
Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.50%, 6/27/22[2,6]	6,380,000	6,360,063
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.00%, 11/9/20[2]	4,760,000	4,786,775

17   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Corporate Loans (Continued)
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.50%, 5/10/21[2]		$2,595,000	$2,582,025
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.00%, 3/19/17[2]		3,317,132	3,433,231
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 10.00%, 6/26/23[2,6]		2,280,000	2,287,125
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B1, 6.75%, 12/19/20[2]		4,325,000	4,411,500
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
9.50%, 2/5/21[2]		10,720,000	10,764,220
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.75%, 11/9/19[2]		3,989,075	3,999,048
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 6.50%, 2/28/19[2]		8,165,000	8,258,318
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[2]		6,975,000	7,057,828
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.00%, 2/8/19[2]		1,067,074	1,071,075
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 7.00%, 6/21/19[2]		9,910,000	9,705,606
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, Tranche B, 8.00%, 3/25/21[2]		5,285,000	5,318,031
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit
Term Loan, 14.50%, 5/20/18[2,8,13]		5,285,760	1,717,872
Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.00%, 5/2/22[2]		5,630,000	5,665,188
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 7.75%, 9/21/21[2]		5,635,000	5,620,912
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.00%, 12/21/18[2]		5,476,241	5,482,599
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 11.25%, 12/21/19[2]		2,180,000	2,201,800
Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.75%, 12/31/18[2]		10,765,000	10,943,301
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.00%, 11/25/20[2,6]		16,330,000	16,248,350
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 7.00%, 6/26/20[2]		7,275,000	7,215,891

Total Corporate Loans (Cost $281,802,677)			280,551,531

Corporate Bonds and Notes—42.7%
Consumer Discretionary—6.6%
Auto Components—0.7%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		7,875,000	8,327,812
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,410,000	4,520,032
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,430,000	8,783,958
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		11,560,000	12,744,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%
Sr. Unsec. Nts., 2/1/22		9,440,000	9,935,600

18   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Auto Components (Continued)
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		$8,810,000	$8,810,000

			53,122,302

Automobiles—0.3%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts.,
8/1/18[1]		4,390,000	4,500,553
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		3,645,000	4,880,258
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts.,
2/1/23[1]		6,210,000	6,621,413
Toyota Motor Credit Corp., 1.80% Sr. Unsec. Nts., 7/23/20	EUR	3,065,000	4,344,157

			20,346,381

Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	9,706,125
Hotels, Restaurants & Leisure—1.3%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		2,770,000	2,960,437
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts.,
10/1/21[1]		5,175,000	5,589,000
Caesars Growth Properties Holdings LLC/Caesars Growth
Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		5,690,000	5,786,019
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]		3,565,000	3,663,038
Greektown Holdings LLC/Greektown Mothership Corp.,
8.875% Sr. Sec. Nts., 3/15/19[1]		6,350,000	6,508,750
GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,2]	EUR	5,770,000	8,525,424
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec.
Nts., 4/1/17[3]		6,130,000	6,497,800
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		4,165,000	4,466,963
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		7,695,000	8,502,975
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		5,565,000	5,648,475
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		1,675,000	1,865,531
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,660,875
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		7,527,100	8,496,214
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts.,
6/30/20[1]		5,245,000	5,376,125
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	5,994,300
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[3,8]		14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,220,725
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,850,000	3,163,500

			92,926,151

Household Durables—0.5%
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		8,860,000	9,491,275
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		1,630,000	1,733,912
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		3,725,000	3,811,141
9.125% Sec. Nts., 11/15/20[3]		5,740,000	6,428,800
KB Home, 7% Sr. Unsec. Nts., 12/15/21		5,900,000	6,445,750

19   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Household Durables (Continued)
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		$5,885,000	$6,591,200

			34,502,078

Media—2.5%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		2,850,000	3,042,375
Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[1]		2,260,000	2,502,950
Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,665,000	18,400,058
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	12,180,030
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas
Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[1]		1,420,000	1,462,600
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr.
Unsec. Nts., 9/1/23		5,105,000	5,309,200
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		5,415,000	5,706,056
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22		3,900,000	4,241,250
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,410,362
7.875% Sr. Unsec. Nts., 9/1/19		4,770,000	5,676,300
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts.,
8/15/20[1]		4,185,000	4,530,262
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	4,099,750
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]		5,225,000	5,388,281
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		10,030,000	10,857,475
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		3,140,000	3,477,550
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,523,375
Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[1]		10,755,000	11,198,644
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		5,450,000	5,511,313
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,715,000
Univision Communications, Inc., 8.50% Sr. Unsec. Nts.,
5/15/21[1]		4,785,000	5,329,294
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	8,440,000	12,857,042
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		7,000,000	7,735,000
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		9,860,000	10,821,350
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	2,430,000	4,570,413
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	7,475,000	13,457,936
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		4,120,000	4,432,420

			182,436,286

Multiline Retail—0.2%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9%
Sr. Unsec. Nts., 2/15/18[3,13]		2,066,000	2,122,856
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		2,145,000	2,321,963
8.75% Sr. Unsec. Nts., 10/15/21[1,13]		11,825,000	12,948,375

			17,393,194

Specialty Retail—0.7%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec.
Nts., 2/1/21[1]		8,050,000	7,828,625
Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		9,645,000	8,439,375
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		13,425,000	14,968,875

20   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Specialty Retail (Continued)
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		$3,905,000	$4,456,581
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		5,410,000	6,018,625
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts.,
6/1/22		1,990,000	2,129,300
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts.,
10/15/21[1]		4,010,000	4,210,500

			48,051,881

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	252,500	361,670
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		2,125,000	2,167,500
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]		3,640,000	3,712,800
10.00% Sr. Unsec. Nts., 8/1/20		2,265,000	2,287,650
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		12,380,000	12,674,025

			21,203,645

Consumer Staples—1.0%
Beverages—0.1%
Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts.,
6/17/24[1]		3,630,000	3,575,550
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,390,803
5.75% Sr. Unsec. Nts., 4/7/21[1]		1,865,000	2,146,082

			8,112,435

Food & Staples Retailing—0.1%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts.,
9/15/18[1,13]		5,290,000	5,382,575
Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21		3,055,000	3,322,312

			8,704,887

Food Products—0.7%
American Seafoods Group LLC/American Seafoods Finance,
Inc., 10.75% Sr. Sub. Nts., 5/15/16[1]		10,750,000	10,776,875
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts.,
5/15/17[3,13]		9,210,732	8,658,088
BRF SA:
4.75% Sr. Unsec. Nts., 5/22/24[1]		2,160,000	2,133,000
5.875% Sr. Unsec. Nts., 6/6/22[1]		5,510,000	5,978,350
Chiquita Brands International, Inc./Chiquita Brands LLC,
7.875% Sr. Sec. Nts., 2/1/21		4,867,000	5,317,197
HJ Heinz Co., 4.25% Sec. Nts., 10/15/20		4,405,000	4,438,038
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]		2,625,000	2,661,750
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[1]		2,780,000	3,016,300
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22		3,970,000	4,307,450
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		3,125,000	3,292,969

			50,580,017

Tobacco—0.1%
Vector Group Ltd.:
7.75% Sr. Sec. Nts., 2/15/21[1]		1,255,000	1,342,850

21   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Tobacco (Continued)
Vector Group Ltd.: (Continued)
7.75% Sr. Sec. Nts., 2/15/21		$3,930,000	$4,205,100

			5,547,950

Energy—7.2%
Energy Equipment & Services—1.2%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		3,920,000	4,223,800
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21		4,820,000	4,892,300
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		4,575,000	4,769,437
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		7,270,000	7,560,800
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]		5,685,000	5,869,762
North Atlantic Drilling Ltd.:
6.16% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	26,500,000	4,347,290
6.25% Sr. Unsec. Nts., 2/1/19[1]		4,955,000	4,905,450
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		7,554,507	8,105,986
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19		7,285,000	7,740,313
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]		2,865,000	2,585,663
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		4,250,000	4,568,750
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]		7,170,000	7,277,550
Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]		8,730,000	9,231,975
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]		3,990,000	4,183,707
Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[1]		5,310,000	5,347,329

			85,610,112

Oil, Gas & Consumable Fuels—6.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24		2,060,000	2,183,600
6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,667,550
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]		3,895,000	4,041,062
Alliance Oil Co. Ltd., 7% Sr. Unsec. Nts., 5/4/20[1]		4,825,000	4,475,187
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20		4,455,000	4,800,262
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21		1,805,000	1,326,675
8.00% Sec. Nts., 1/15/19[1]		5,290,000	5,250,325
Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[1]		2,135,000	2,215,062
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23		4,400,000	4,499,000
6.625% Sr. Unsec. Nts., 10/1/20		4,525,000	4,830,437
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]		2,125,000	2,140,937
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19		7,525,000	8,145,812
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20		8,195,000	9,055,475
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22		4,315,000	4,681,775
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22		2,125,000	2,202,031
5.75% Sr. Unsec. Nts., 3/15/23		4,915,000	5,486,123

22   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	$5,235,000	$5,496,750
8.50% Sr. Unsec. Nts., 12/15/19	1,790,000	1,924,250
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	3,960,000	4,157,644
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,870,000	1,790,525
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,793,500
6.125% Sr. Unsec. Nts., 3/1/22[1]	6,195,000	6,551,212
Delek & Avner Tamar Bond Ltd.:
3.839% Sr. Sec. Nts., 12/30/18[1]	1,860,000	1,875,680
5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,891,334
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	3,565,000	3,476,624
Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[1]	5,400,000	6,149,250
Ecopetrol SA:
5.875% Sr. Unsec. Nts., 5/28/45	4,650,000	4,840,650
7.625% Sr. Unsec. Nts., 7/23/19	1,115,000	1,371,450
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	5,195,000	5,535,782
5.25% Sr. Unsec. Nts., 8/10/20[1]	2,735,000	3,003,202
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24[1]	3,545,000	3,722,250
Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[1]	1,420,000	1,451,950
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	9,292,162
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	5,245,000	5,402,350
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	3,730,000	3,729,254
5.999% Sr. Unsec. Nts., 1/23/21[1]	3,415,000	3,658,319
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	5,386,975
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	7,780,000	8,402,400
9.75% Sr. Unsec. Nts., 7/15/20	3,005,000	3,294,231
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	4,515,000	4,943,925
KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[1]	1,955,000	1,886,575
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,315,000	1,502,388
9.125% Sr. Unsec. Nts., 7/2/18[1]	2,965,000	3,583,499
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	5,210,000	5,457,475
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	5,500,181
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	3,530,000	3,732,975
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	5,325,000	5,617,875
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	10,110,000	10,956,713
8.625% Sr. Unsec. Nts., 4/15/20	4,180,000	4,535,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	2,195,000	2,249,875
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	20,425,000	21,752,625
7.00% Sr. Unsec. Nts., 3/31/24[1]	3,215,000	3,552,575

23   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Memorial Production Partners LP/Memorial Production Finance
Corp., 7.625% Sr. Unsec. Nts., 5/1/21		$4,705,000	$4,963,775
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
9.25% Sr. Unsec. Nts., 6/1/21		4,365,000	4,823,325
Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]		2,225,000	2,419,688
9.50% Sr. Sec. Nts., 12/5/20[1]		8,840,000	9,922,900
Navios Maritime Acquisition Corp./Navios Acquisition Finance
US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	4,189,500
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]		3,365,000	3,158,894
7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	28,850,000	820,554
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		5,935,000	6,498,825
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]		980,000	1,060,850
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		6,395,000	6,642,282
5.45% Sr. Unsec. Nts., 10/14/21[1]		4,043,000	4,510,330
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[1]		5,715,000	5,700,713
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]		4,670,000	5,008,575
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21		5,205,000	5,211,506
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20		5,165,000	5,797,713
Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]		8,070,000	5,205,150
9.00% Sr. Unsec. Nts., 11/17/21		3,490,000	2,983,601
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22		556,750	553,103
2.00% Sec. Nts., 12/20/22		2,766,750	2,754,496
3.50% Sr. Unsec. Nts., 1/30/23		4,415,000	4,322,285
6.375% Sr. Unsec. Nts., 1/23/45[1]		7,710,000	8,972,513
6.625% Sr. Unsec. Nts., 6/15/35		3,075,000	3,636,188
8.00% Sr. Unsec. Nts., 5/3/19		12,435,000	15,469,140
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]		1,123,333	1,207,583
9.75% Sr. Unsec. Nts., 8/14/19[1]		1,690,000	2,137,850
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]		5,180,000	6,898,491
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		425,000	452,625
5.00% Sr. Sub. Nts., 3/15/23		979,000	1,047,530
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[1]		3,255,000	3,340,444
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,982,675
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21		3,193,000	3,392,563
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[1]		12,555,000	13,292,606
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]		2,835,000	2,934,225
7.75% Sr. Unsec. Nts., 6/15/21[1]		5,315,000	5,793,350
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23		5,050,000	5,504,500
7.51% Sr. Unsec. Nts., 3/15/21		9,243,000	10,063,316

24   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Seventy Seven Energy, Inc., 6.50% Sr. Unsec. Nts., 7/15/22[1]		$710,000	$728,637
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]		1,975,000	1,910,813
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		5,965,000	6,486,938
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts.,
11/15/14[1]		526,507	535,147
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr.
Unsec. Nts., 10/1/20		4,680,000	4,960,800
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		3,933,000	4,100,153
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		3,050,000	3,347,375

			437,214,565

Financials—8.4%
Capital Markets—1.2%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		4,300,000	4,601,000
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		5,300,000	5,803,500
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[3]		6,455,000	7,003,675
Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[1]		3,095,000	3,242,012
Gates Investments LLC/Gates Investments, Inc., 9% Sec. Nts., 10/1/18		4,678,000	4,986,982
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21[1]		3,125,000	3,326,172
Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts., 4/28/22[1]		5,420,000	5,467,425
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		2,110,000	2,215,500
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		1,450,000	1,497,125
7.875% Sr. Unsec. Nts., 10/1/20		5,395,000	5,691,725
10.875% Sr. Unsec. Nts., 4/1/15		4,655,000	4,687,189
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		7,075,000	7,747,125
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	70,100,000	5,194,586
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr.Unsec. Nts., 5/1/22[1]		3,515,000	3,567,725
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		10,650,000	11,689,728
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		8,585,000	8,992,788

			85,714,257

Commercial Banks—3.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	5,515,000	2,429,370
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	42,300,000	3,224,784
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	3,575,000	1,545,203
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		6,205,000	6,600,569
Banco do Brasil SA (Cayman), 9% Jr. Sub. Perpetual Bonds[1,2,14]		1,400,000	1,387,750
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]		4,885,000	5,251,375
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	6,110,000	2,668,545

25   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Banco Santander Mexico SA Institucion de Banca Multiple
Grupo Financiero Santand, 4.125% Sr. Unsec. Nts., 11/9/22[1]		$1,545,000	$1,579,762
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		7,215,000	7,291,479
Barclays plc, 7% Jr. Sub. Perpetual Bonds[2,14]	GBP	11,093,000	18,818,787
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]		4,815,000	5,115,937
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,14]	GBP	9,645,000	17,173,231
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,14]	EUR	3,050,000	4,187,641
5.70% Sub. Nts., 10/22/23[1]		4,130,000	4,560,965
9.00% Jr. Sub. Perpetual Bonds[2,14]	EUR	5,965,000	8,527,988
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		4,315,000	4,444,450
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		1,780,000	1,861,212
5.00% Sr. Unsec. Nts., 8/15/22		7,410,000	7,697,137
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		15,295,000	18,623,406
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		4,610,000	4,828,975
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		5,405,000	5,381,099
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,14]		10,290,000	10,952,419
8.375% Jr. Sub. Perpetual Bonds[2,3,14]		5,595,000	6,637,069
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,14]	GBP	6,805,000	12,315,726
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[1]		350,000	294,945
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		2,070,000	2,069,772
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		2,420,000	2,504,942
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]		6,580,000	6,514,200
5.25% Sr. Unsec. Nts., 2/1/17[1]		1,440,000	1,540,800
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,14]	GBP	3,285,000	6,073,110
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]		4,955,000	5,523,041
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,740,000	2,849,600
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]		2,955,000	3,128,917
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		8,475,000	8,587,048
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		3,595,000	3,801,713
Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		3,835,000	3,875,950
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,14]	GBP	500,000	911,389
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,14]		4,637,000	4,613,815
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,455,000	9,174,893
Santander UK plc, 5% Sub. Nts., 11/7/23[1]		4,780,000	5,169,455
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,14]	GBP	1,710,000	2,986,633
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,561,413
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]		4,390,000	4,597,423
5.922% Jr. Sub. Perpetual Bonds[1,2,14]		12,105,000	12,982,613
State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		2,170,000	2,201,875
TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1,6]		5,620,000	5,591,900
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts.,
9/10/18		4,480,000	4,629,565

26   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[1]		$3,095,000	$3,133,688
Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		2,485,000	2,488,976
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		1,750,000	1,697,500

			274,610,055

Consumer Finance—0.6%
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,576,262
Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20		3,550,000	4,291,062
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		27,100,000	1,558,250
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		3,195,000	3,298,838
Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		5,680,000	5,672,900
Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		4,725,000	5,191,594
Navient Corp.:
6.125% Sr. Unsec. Nts., 3/25/24		5,480,000	5,569,050
7.25% Sr. Unsec. Nts., 1/25/22		3,870,000	4,290,863
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		2,865,000	2,922,300
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		5,145,000	5,479,425

			43,850,544

Diversified Financial Services—1.5%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,14]	EUR	13,640,000	19,168,576
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	1,940,000	2,534,245
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	1,940,000	2,656,442
Baggot Securities Ltd., 10.25% Sec. Perpetual Bonds[1,14]	EUR	5,760,000	8,695,603
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		6,795,000	6,523,200
5.75% Sub. Nts., 9/28/22[1]		3,585,000	3,533,878
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,12]	MXN	17,961,653	—
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,13]		4,735,000	4,885,928
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		3,575,000	3,865,469
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		9,865,000	10,486,002
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,13]		3,714,913	4,146,771
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	7,014,111
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		5,865,000	6,187,575
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		4,480,000	4,547,200
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[12]	MXN	5,098,605	538,303
6.47% Sec. Nts., 8/26/35[3,12]	MXN	20,232,960	155,421
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		3,970,000	4,286,965
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		3,950,000	4,493,125
NN Group NV, 6.375% Sub. Nts., 5/7/27[2]	EUR	7,935,000	12,108,125

27   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		$1,920,000	$2,028,000
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	810,000	1,200,636

			109,055,575

Insurance—0.5%
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,14]	GBP	1,850,000	3,330,473
6.125% Jr. Sub. Perpetual Bonds[2,14]	GBP	5,145,000	9,445,992
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		6,130,000	6,597,413
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		5,596,000	6,127,620
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,14]		10,688,000	11,462,880

			36,964,378

Real Estate Investment Trusts (REITs)—0.2%
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec.
Nts., 6/1/21[1]		4,965,000	5,027,062
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts.,
9/15/21		2,320,000	2,436,000
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		5,320,000	5,359,900
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		3,725,000	3,920,563

			16,743,525

Real Estate Management & Development—0.5%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]		3,465,000	3,608,105
Emaar Sukuk Ltd., 6.40% Sr. Unsec. Nts., 7/18/19		675,000	765,416
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		7,095,000	6,793,463
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		5,350,000	6,152,500
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,873,000
9.00% Sr. Sec. Nts., 1/15/20[3]		2,890,000	3,301,825
Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		3,435,000	3,585,793
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	4,769,242

			33,849,344

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec.
Nts., 4/15/22[1]		5,450,000	5,545,375

Health Care—2.0%
Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		4,715,000	4,962,538

Health Care Equipment & Supplies—0.4%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		3,350,000	3,534,250
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	3,445,000	5,164,433
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]		10,860,000	10,792,125
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		3,605,000	3,893,400
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		665,000	704,900

28   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts.,
11/1/18	$4,560,000	$5,164,200

		29,253,308

Health Care Providers & Services—1.2%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21	1,560,000	1,645,800
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22[1]	3,000,000	3,195,000
7.125% Sr. Unsec. Nts., 7/15/20	3,340,000	3,632,250
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	2,485,000	2,505,191
5.75% Sr. Unsec. Nts., 8/15/22	3,205,000	3,437,362
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,770,000	1,789,912
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts.,
5/1/20	11,885,000	12,716,950
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]	2,980,000	3,263,100
5.875% Sr. Unsec. Nts., 1/31/22[1]	1,490,000	1,653,900
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	4,645,000	4,964,344
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	8,510,000	9,839,687
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec.
Nts., 5/15/19	7,265,000	7,764,469
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]	4,220,000	4,262,200
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]	9,710,000	10,195,500
Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21	3,715,000	3,900,750
6.375% Sr. Unsec. Nts., 6/1/21[1]	2,110,000	2,215,500
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	6,365,000	6,921,938

		83,903,853

Pharmaceuticals—0.3%
Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	7,500,000	7,509,375
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	3,890,000	4,040,737
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	9,630,000	10,352,250
Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]	2,945,000	3,140,106
7.25% Sr. Unsec. Nts., 7/15/22[1]	185,000	200,494

		25,242,962

Industrials—5.8%
Aerospace & Defense—1.1%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	3,881,000	4,235,141
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts.,
11/15/21[1]	17,625,000	18,285,937
Embraer Overseas Ltd., 5.696% Sr. Unsec. Nts., 9/16/23[1]	3,100,000	3,367,530
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	9,804,000	10,122,630
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	12,010,000	13,180,975
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub.
Nts., 3/15/21	5,965,000	6,546,588
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts.,
5/15/19[1]	5,470,000	5,702,475

29   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Aerospace & Defense (Continued)
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]		$6,510,000	$6,623,925
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[1]		5,465,000	5,622,119
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22[1]		7,700,000	7,748,125

			81,435,445

Air Freight & Couriers—0.5%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]		21,300,000	21,992,250
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts.,
7/10/42[1]		560,000	614,600
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875%
Sr. Sec. Nts., 8/1/20[1]		9,365,000	10,535,625

			33,142,475

Airlines—0.2%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]		3,580,000	3,897,725
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]		4,775,000	4,703,375
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-
Through Certificates, 10/22/23		4,169,005	4,888,158
			13,489,258

Building Products—0.1%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		8,615,000	9,562,650

Commercial Services & Supplies—1.2%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		9,880,000	9,015,500
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec.
Nts., 12/1/21[3]		9,720,000	10,400,400
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		8,790,000	8,833,950
8.50% Sec. Nts., 9/15/22[1]		7,655,000	7,635,862
8.875% Sec. Nts., 2/1/18		9,385,000	9,863,823
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		7,710,000	8,365,350
Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]		5,405,000	5,432,025
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		4,075,000	4,706,625
Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20		3,055,000	3,307,038
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		10,530,000	11,003,850
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1,6]		10,630,000	10,523,700

			89,088,123

Construction & Engineering—0.2%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts.,
4/30/18[1]		5,745,000	5,730,637
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1,6]		2,260,000	2,288,250
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		3,495,000	3,626,062
Odebrecht Finance Ltd.:
5.25% Sr. Unsec. Nts., 6/27/29[1]		2,695,000	2,709,823
8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	3,985,000	1,632,236

			15,987,008

Electrical Equipment—0.2%
General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]		6,345,000	6,487,763

30   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Electrical Equipment (Continued)
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts.,
6/15/18[1]	EUR	3,396,000	$5,019,364

			11,507,127
Industrial Conglomerates—0.1%
Alfa SA, 5.25% Sr. Unsec. Nts., 3/25/24[1]		2,440,000	2,552,240
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		3,105,000	2,977,540

			5,529,780
Machinery—1.1%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		4,470,000	4,715,850
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		6,595,000	6,619,731
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		7,615,000	8,557,356
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	7,495,589
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		8,265,000	9,256,800
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		10,795,000	11,361,738
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		6,225,000	6,520,688
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts.,
6/15/18[1]	EUR	5,504,611	8,141,969
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		8,130,000	8,800,725
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	6,114,834

			77,585,280
Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		8,975,000	9,221,812
Navios Maritime Holdings, Inc./Navios Maritime Finance II US,
Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	4,357,150

			13,578,962
Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,704,175

Road & Rail—0.4%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts.,
10/6/20[1]		2,870,000	3,189,287
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts.,
12/15/18[3]		5,360,000	5,748,600
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	1,915,000	2,672,045
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		18,908,000	15,457,290

			27,067,222
Trading Companies & Distributors—0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
4.50% Sr. Unsec. Nts., 5/15/21[1]		4,975,000	5,068,281
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20		7,100,000	7,579,250
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		11,120,000	12,204,200
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		4,740,000	4,846,650

			29,698,381
Transportation Infrastructure—0.0%
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec.
Nts., 2/4/24[1]		2,170,000	2,296,366

31   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Information Technology—2.2%
Communications Equipment—0.4%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		$10,035,000	$10,737,450
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		8,645,000	8,688,225
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		4,453,000	4,820,373

			24,246,048
Electronic Equipment, Instruments, & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		3,575,000	3,856,531
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		4,225,000	4,394,000

			8,250,531
Internet Software & Services—0.5%
Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		1,555,000	1,562,613
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	5,135,000	7,640,805
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,939,081
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,405,050
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		4,470,000	4,419,713
Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]		3,615,000	3,699,855

			31,667,117
IT Services—0.5%
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts.,
11/15/17[3]		1,775,000	1,797,187
First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		9,935,000	10,928,500
10.625% Sr. Unsec. Nts., 6/15/21		3,860,000	4,516,200
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,320,000	5,659,150
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		9,106,000	8,331,990
Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		4,101,000	4,567,489

			35,800,516
Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		10,115,000	10,797,763
8.05% Sr. Unsec. Nts., 2/1/20		1,750,000	1,894,375
10.75% Sr. Unsec. Nts., 8/1/20		5,779,000	6,544,717
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		4,160,000	4,472,000

			23,708,855
Software—0.3%
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]		7,950,000	8,347,500
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		9,155,000	9,463,981
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		5,685,000	5,820,019

			23,631,500
Technology Hardware, Storage & Peripherals—0.1%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		7,475,000	7,942,188

Materials—3.4%
Chemicals—0.7%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,745,450
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]		6,500,000	6,613,750

32   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		$3,715,000	$3,956,475
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
8.875% Sr. Sec. Nts., 2/1/18		2,310,000	2,408,175
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,783,444
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		4,825,000	5,030,062
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts.,
10/15/20		2,920,000	3,131,700
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr.
Unsec. Nts., 4/1/20		2,895,000	3,170,025
PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		3,870,000	4,213,463
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.,
6.50% Sec. Nts., 4/15/21[1]		4,915,000	4,988,725
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc., 8.75% Sr. Sec. Nts., 2/1/19		4,560,000	4,924,800

			46,966,069
Construction Materials—0.3%
Building Materials Corp. of America, 6.75% Sr. Unsec. Nts.,
5/1/21[1]		5,765,000	6,226,200
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]		280,000	296,800
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[1]		3,260,000	3,402,625
9.375% Sr. Sec. Nts., 10/12/22[1]		2,020,000	2,386,125
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,720,461
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,973,435
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	3,159,947
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,490,000	2,271,940

			23,437,533
Containers & Packaging—0.8%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1,6]		1,420,000	1,425,325
6.75% Sr. Unsec. Nts., 1/31/21[1]		3,545,000	3,669,075
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc.,
7% Sr. Unsec. Nts., 11/15/20[1]		1,714,412	1,782,988
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		2,130,000	2,144,644
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		5,915,000	6,314,262
Consolidated Container Co. LLC/Consolidated Container
Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		2,160,000	2,181,600
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%
Sr. Unsec. Nts., 1/15/23		2,695,000	2,638,405
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]		4,270,000	4,590,250
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		5,295,000	5,652,412
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		10,305,000	10,923,300
9.00% Sr. Unsec. Nts., 4/15/19		4,740,000	5,042,175
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]		4,785,000	5,407,050
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]		3,865,000	4,087,238
7.75% Sr. Sec. Nts., 11/15/19[1]	EUR	3,655,000	5,329,903

			61,188,627

33   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Metals & Mining—1.5%
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		$8,520,000	$8,850,150
7.875% Sr. Unsec. Nts., 11/1/20		8,850,000	9,270,375
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]		2,425,000	2,707,027
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,125,000	2,233,906
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		2,295,000	2,237,625
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		4,890,000	5,146,725
6.875% Sr. Unsec. Nts., 4/1/22[1]		5,065,000	5,451,206
8.25% Sr. Unsec. Nts., 11/1/19[1]		3,575,000	3,905,688
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]		3,870,000	4,150,575
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	8,129,688
5.875% Sr. Sec. Nts., 5/31/20	EUR	320,000	468,739
Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		4,422,000	4,473,534
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,690,000	1,825,259
GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		930,000	977,895
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	5,176,250
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		2,045,000	1,993,875
Metinvest BV, 8.75% Sr. Unsec. Nts., 2/14/18[1]		350,000	309,750
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts.,
12/6/32[1]		4,485,000	4,597,125
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr.
Unsec. Nts., 10/28/20[1]		4,685,000	4,731,850
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		4,470,000	4,984,050
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts.,
4/29/20[1]		3,390,000	3,373,050
Samarco Mineracao SA, 5.75% Sr. Unsec. Nts., 10/24/23[1]		4,445,000	4,677,029
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts.,
10/17/22[1]		1,970,000	1,937,988
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts.,
6/1/18		5,175,000	5,136,188
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[1]		5,015,000	5,109,031
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr.
Sec. Nts., 12/15/18[1]		2,850,000	3,106,500

			104,961,078
Paper & Forest Products—0.1%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		3,440,000	3,431,400
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		5,190,000	5,501,400
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		1,790,000	1,879,500

			10,812,300
Telecommunication Services—3.1%
Diversified Telecommunication Services—2.5%
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[1]		20,415,000	21,793,012
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts.,
9/27/22[1]		2,880,000	2,887,200
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,911,762

34   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		$6,580,000	$7,007,700
7.625% Sr. Unsec. Nts., 4/15/24		9,455,000	10,223,219
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		8,845,000	9,397,812
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,040,000	12,827,923
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,14]	EUR	6,815,000	10,081,121
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		13,700,000	14,676,125
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]		9,400,000	9,475,200
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	8,440,000	3,600,226
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts.,
6/4/38		14,623,000	16,926,123
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]		2,435,000	2,406,072
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts.,
6/20/36		4,595,000	5,870,843
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,14]	EUR	11,360,000	17,166,772
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,14]	EUR	4,315,000	6,366,104
Turk Telekomunikasyon AS:
3.75% Sr. Unsec. Nts., 6/19/19[1]		1,735,000	1,720,296
4.875% Sr. Unsec. Nts., 6/19/24[1]		3,470,000	3,374,922
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	3,545,988
7.75% Sr. Unsec. Nts., 10/15/20		4,965,000	5,405,644
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	7,183,137

			178,847,201
Wireless Telecommunication Services—0.6%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		5,445,000	5,690,025
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]		5,545,000	5,784,793
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts.,
10/15/21[1]		3,760,000	4,060,800
Mobile Telesystems OJSC via MTS International Funding Ltd.,
5% Sr. Unsec. Nts., 5/30/23[1]		4,635,000	4,524,919
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		3,880,000	4,137,050
Sistema JSFC via Sistema International Funding SA, 6.95% Sr.
Unsec. Nts., 5/17/19[1]		2,850,000	3,006,750
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		5,115,000	5,658,469
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	60,400,000	1,723,751
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	40,700,000	1,196,981
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1,6]	EUR	4,240,000	5,798,575

			41,582,113
Utilities—3.0%
Electric Utilities—1.3%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		4,045,000	4,297,812
6.00% Sr. Unsec. Nts., 2/2/18[1]		6,950,000	7,662,305
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,14]		5,990,000	6,125,554
5.625% Jr. Sub. Perpetual Bonds[1,2,14]		3,050,000	3,188,927
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		2,910,000	3,493,426

35   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
Empresas Publicas de Medellin ESP: (Continued)
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	2,023,870,000	$1,149,925
Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	7,450,000	10,763,151
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		7,795,000	8,301,675
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,14]	EUR	6,125,000	9,199,634
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		2,305,000	2,527,562
7.25% Sr. Sec. Nts., 1/15/19[1]		15,555,000	17,752,144
9.375% Sr. Sec. Nts., 1/28/20[1]		1,095,000	1,372,144
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	10,240,958
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts.,
11/22/21[1]		4,470,000	4,715,850
Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts.,
4/8/24[1]		3,095,000	3,164,638

			93,955,705
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec.
Nts., 5/20/22		445,000	495,062
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts.,
11/10/21[1]		4,880,000	5,345,552
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts.,
5/1/21		5,011,000	5,255,286
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts.,
11/2/16	EUR	2,875,000	4,268,734
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts.,
4/1/23[1]		2,525,000	2,461,875
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec.
Nts., 5/16/24[1]		4,645,000	4,615,969
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec.
Nts., 3/20/22[1]		1,740,000	1,883,968

			24,326,446
Independent Power and Renewable Electricity Producers—1.0%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,400,375
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,452,075
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]		3,398,000	3,691,078
7.875% Sr. Sec. Nts., 1/15/23[1]		3,167,000	3,547,040
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]		7,750,000	8,638,576
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts.,
1/15/24[1]		5,080,000	5,435,600
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,503,563
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	2,890,000	4,343,954
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		5,210,000	5,744,025
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	3,895,000	7,199,175
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through
Certificates, Series C, 12/30/28		4,822,757	5,452,730
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		4,960,000	5,294,800
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,225,000	2,327,906
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,665,875

36   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Power Sector Assets & Liabilities Management Corp., 7.39%
Sr. Unsec. Nts., 12/2/24[1]		$1,565,000	$2,018,850

			69,715,622

Multi-Utilities—0.4%
Abu Dhabi National Energy Co., 3.875% Sr. Unsec. Nts.,
5/6/24[1]		5,435,000	5,401,031
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		5,070,000	5,260,125
National Grid North America, Inc., 1.75% Sr. Unsec. Nts.,
2/20/18	EUR	3,170,000	4,467,937
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	7,950,000	11,613,954

			26,743,047

Total Corporate Bonds and Notes (Cost $3,016,612,466)			3,081,608,471
		Shares
Preferred Stock—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost
$10,405,595)		10,911	10,993,174

Common Stocks—0.1%
American Media Operations, Inc.[15,16]		801,816	8,018
Arco Capital Corp. Ltd.[3,15]		2,494,716	—
Astana Finance JSC, ADR[15]		227,914	2,279
Nortek, Inc.[15]		86,282	7,744,673
Premier Holdings Ltd.[15]		1,088,661	—
Revel Entertainment, Inc.[15]		62,473	—
Wallace Theater Holdings, Inc.[3,15]		6,170	47,694

Total Common Stocks (Cost $35,684,314)			7,802,664

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[15]
(Cost $24,912,707)		88,579	—

		Principal Amount
Structured Securities—0.7%
Credit Suisse First Boston International, Moitk Total Return
Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian
Specialized Construction & Installation Administration Total
Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]		3,954,933	2,614,428
3.138%, 4/30/25[1,9]		3,888,830	2,570,731
3.191%, 4/30/25[1,9]		4,841,909	3,200,768
3.241%, 4/30/25[1,9]		5,526,305	3,653,192
3.269%, 4/30/25[1,9]		4,414,870	2,918,472
3.346%, 4/30/25[1,9]		4,149,790	2,743,239
3.905%, 4/30/25[1,9]		5,039,192	3,331,184
4.005%, 4/30/25[1,9]		4,350,536	2,875,944
33.77%, 12/31/17[3,11]	BRL	28,840,000	19,957,619

37   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Principal Amount	Value
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	$1,803,555	$130,344
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	3,155,364	228,039
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	47,575,229	3,438,281
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	3,467,217	250,577
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	2,518,999	182,049
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	1,608,758	116,266
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	296,268	21,411
Goldman Sachs Capital Markets LP, Republic of Colombia
Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	4,753,000,000	3,158,118
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds,
Series 007, Cl. VR, 5%, 8/22/34	RUB	142,859,987	2,107,648

Total Structured Securities (Cost $71,876,662)			53,498,310

Short-Term Notes—3.8%
Federal Republic of Nigeria Treasury Bills:
12.693%, 4/9/15	NGN	1,330,000,000	7,521,654
12.697%, 4/23/15	NGN	954,000,000	5,374,928
12.70%, 3/5/15	NGN	278,000,000	1,587,884
Hungary Treasury Bills, 3.021%, 11/26/14[9]	HUF	7,520,000,000	32,981,990
Korea Monetary Stabilization Bonds:
Series 1411, 2.73%, 11/9/14	KRW	8,366,000,000	8,272,790
Series 1412, 2.72%, 12/9/14	KRW	13,664,000,000	13,512,910
United Mexican States Treasury Bills:
2.933%, 8/21/14	MXN	140,700,000	10,799,960
3.235%, 12/11/14	MXN	1,112,000,000	84,545,771
3.503%, 10/16/14	MXN	1,127,000,000	86,116,230
United States Treasury Bills, 0.015%, 8/14/14[9]		20,310,000	20,309,574

Total Short-Term Notes (Cost $268,302,144)			271,023,691

Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.0%
CNH
Currency
Put[15]	JPM	CNH	6.153	1/12/16	CNH	172,000,000	839,188
CNH
Currency
Call[15]	JPM	CNH	6.147	10/16/14	CNH	26,050,000	1,198
INR
Currency
Call[15]	JPM	INR	58.750	7/3/14	INR	3,296,000,000	—
RUB
Currency
Call[15]	JPM	RUB	33.500	8/22/14	RUB	2,087,100,000	219,146

Total Over-the-Counter Options Purchased (Cost $1,248,789)							1,059,532

38   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/19[15](Cost $192,850)	BOA	Buy	iTraxx Europe Series 21 Version 1	1.000%	9/17/14	EUR	91,180	$82,453
	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap			Six-Month
maturing 11/18/24			EUR
Call[15]	JPM	Receive	EURIBOR	2.798%	11/14/14	EUR	95,990	369,348
Interest Rate Swap			Six-Month
maturing 5/30/33			GBP BBA
Call[15]	BAC	Receive	LIBOR	3.990	5/30/23	GBP	4,350	357,107
Interest Rate Swap			Three-
maturing 7/21/19			Month USD
Call[15]	BOA	Receive	BBA LIBOR	2.200	7/17/14	USD	115,240	258
Interest Rate Swap			Six-Month
maturing 7/28/44			EUR
Call[15]	JPM	Receive	EURIBOR	2.638	7/24/14	EUR	45,420	69
Interest Rate Swap			Three-
maturing 8/4/46			Month USD
Call[15]	BOA	Receive	BBA LIBOR	4.860	8/2/16	USD	4,710	66,611
Interest Rate Swap			Three-
maturing 9/8/19			Month USD
Call[15]	BOA	Receive	BBA LIBOR	2.093	9/4/14	USD	93,640	121,325
Interest Rate Swap			Three-
maturing 9/8/19			Month USD
Call[15]	JPM	Receive	BBA LIBOR	2.105	9/4/14	USD	57,000	69,013
Interest Rate
Swap maturing			Three-Month
9/8/24 Call[15]	JPM	Receive	USD BBA LIBOR	3.035	9/4/14	USD	34,200	48,958
Interest Rate
Swap
maturing			Three-Month
9/8/24 Call[15]	BOA	Receive	USD BBA LIBOR	3.023	9/4/14	USD	52,930	81,871

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,186,865)								1,114,560

	Shares
Investment Companies—12.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[16,17]	200,661,094	200,661,094
Oppenheimer Master Event-Linked Bond Fund, LLC[15,16]	11,518,894	162,314,054
Oppenheimer Master Loan Fund, LLC[15,16]	25,642,672	373,277,918
Oppenheimer Ultra-Short Duration Fund, Cl. Y16	16,840,418	168,909,395

Total Investment Companies (Cost $901,843,116)		905,162,461
Total Investments, at Value (Cost $7,431,176,115)	103.8%	7,501,224,833
Net Other Assets (Liabilities)	(3.8)	(277,251,296)

Net Assets	100.0%	$7,223,973,537

39   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,259,435,980 or 31.28% of the Fund’s net assets as of June 30, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $195,226,433, which represents 2.70% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	11/15/10-5/16/14	8,804,976	8,658,088	(146,888)

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13-5/1/14	8,049,700	8,347,500	297,800

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	9,817,757	10,400,400	582,643

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/12/13	2,099,708	2,122,856	23,148

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18	2/7/13	6,399,266	7,003,675	604,409

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	113,094	25,597	(87,497)

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	1,770,563	1,797,187	26,624

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13	6,016,371	6,637,069	620,698

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 33.77% Sr. Sec. Nts., 12/31/17	9/19/07	13,692,807	19,957,619	6,264,812

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	173,895	130,344	(43,551)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	296,827	228,039	(68,788)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	4,615,780	3,438,281	(1,177,499)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	336,091	250,577	(85,514)

40   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	$244,584	$182,049	$(62,535)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	158,390	116,266	(42,124)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	27,913	21,411	(6,502)

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.373%, 7/22/36	9/23/13	691,774	767,627	75,853

DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30	6/27/01	11,346,466	15,514,016	4,167,550

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	4,270,000	4,590,250	320,250

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	3/10/11-2/15/12	6,169,956	6,497,800	327,844

ICE EM CLO, Series 2007-1A, Cl. B, 2.029%, 8/15/22	11/6/07	19,239,143	18,375,000	(864,143)

ICE EM CLO, Series 2007-1A, Cl. C, 3.329%, 8/15/22	6/8/07	17,780,000	14,401,800	(3,378,200)

ICE EM CLO, Series 2007-1A, Cl. D, 5.329%, 8/15/22	6/8/07	17,780,000	15,290,800	(2,489,200)

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-5/12/14	6,744,336	7,199,175	454,839

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,631	155,421	(1,687,210)

K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12-12/6/13	6,186,763	6,428,800	242,037

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	5,428,751	5,748,600	319,849

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13-4/17/14	3,615,810	3,732,975	117,165

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	124,453	111,802	(12,651)

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36	10/24/12-6/1/14	6,624,844	7,971,725	1,346,881

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	316,875	(4,494,749)

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)

41   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12-2/1/12	$2,880,475	$3,301,825	$421,350

Wallace Theater Holdings, Inc.	3/28/13	62	47,694	47,632

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10-1/24/11	18,730,323	15,457,290	(3,273,033)

		$211,202,958	$195,226,433	$(15,976,525)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $19,562,677 or 0.27% of the Fund’s net assets as of June 30, 2014.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See accompanying Consolidated Notes.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,214,396. See accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $26,170,200. See accompanying Consolidated Notes.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Interest or dividend is paid-in-kind, when applicable.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15. Non-income producing security.

42   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014
American Media Operations, Inc. (formerly American Media, Inc.)	801,816	—	—	801,816
Oppenheimer Institutional Money Market Fund, Cl. E	266,114,233	2,677,562,202	2,743,015,341	200,661,094
Oppenheimer Master Event-Linked Bond Fund, LLC	12,936,682	—	1,417,788	11,518,894
Oppenheimer Master Loan Fund, LLC	715,002	28,299,770	3,372,100	25,642,672
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, CL. Y)	12,402,682	4,437,736	—	16,840,418

	Value	Income		Realized Gain (Loss)
American Media Operations, Inc. (formerly American Media, Inc.)	$8,018	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	200,661,094	98,707		—
Oppenheimer Master Event-Linked Bond Fund, LLC	162,314,054	8,939,851	[a]	1,240,868	[a]
Oppenheimer Master Loan Fund, LLC	373,277,918	9,163,088	[b]	(45,285)	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, CL. Y)	168,909,395	339,510		—

Total	$905,170,479	$18,541,156		$1,195,583

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of June 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,493,215,165	59.9%
Brazil	372,902,994	5.0
Mexico	315,343,452	4.2
United Kingdom	153,278,180	2.0
Russia	139,712,699	1.9
Turkey	127,922,613	1.7
Greece	115,632,195	1.5
Netherlands	106,253,592	1.4
France	98,141,936	1.3
Colombia	92,830,493	1.2
South Africa	90,556,831	1.2
Indonesia	86,261,814	1.2
India	84,895,090	1.1
Hungary	84,781,123	1.1
Canada	74,187,952	1.0
Peru	69,129,523	0.9
Germany	63,329,893	0.8
Italy	62,585,080	0.8
Spain	50,295,098	0.7
Israel	49,364,246	0.7
Supranational	48,067,600	0.6
Luxembourg	47,772,527	0.6
United Arab Emirates	47,123,411	0.6

43   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Chile	$44,078,879	0.6%
Philippines	36,150,795	0.5
Romania	31,826,339	0.4
Ireland	30,786,393	0.4
China	28,207,727	0.4
Australia	25,656,231	0.3
Portugal	25,309,801	0.3
Venezuela	25,156,726	0.3
Switzerland	23,152,608	0.3
Thailand	22,004,203	0.3
South Korea	21,785,700	0.3
Lithuania	18,784,439	0.3
Nigeria	18,525,529	0.3
Norway	18,484,715	0.2
Croatia	17,437,136	0.2
Kazakhstan	15,536,225	0.2
Sri Lanka	14,859,681	0.2
Poland	14,107,617	0.2
Panama	13,609,505	0.2
Ivory Coast	13,599,162	0.2
Ukraine	12,950,849	0.2
Uruguay	12,517,777	0.2
Denmark	12,315,726	0.2
Slovenia	10,691,494	0.1
Serbia	9,575,575	0.1
Dominican Republic	8,629,717	0.1
Japan	8,220,107	0.1
Angola	7,767,045	0.1
Morocco	6,978,344	0.1
Malaysia	6,898,491	0.1
Austria	6,366,104	0.1
Ecuador	5,968,463	0.1
Jersey, Channel Islands	5,774,587	0.1
Jamaica	5,690,025	0.1
Latvia	5,528,850	0.1
Gabon	5,415,373	0.1
Tanzania	5,392,800	0.1
Argentina	5,381,740	0.1
Kenya	4,796,380	0.1
Sweden	4,561,413	0.1
Barbados	3,865,469	0.1
Belgium	3,732,975	0.1
Trinidad	3,345,433	0.0
Saudi Arabia	3,164,637	0.0
Puerto Rico	2,287,125	0.0
Cayman Islands	765,416	0.0

Total	$7,501,224,833	100.0%

44   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Forward Currency Exchange Contracts as of June 30, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2014 - 10/2014	BRL	455,870	USD	202,528	$2,738,451	$—
BAC	08/2014	IDR	340,244,000	USD	29,201	—	676,836
BAC	07/2014	MXN	101,400	USD	7,823	—	10,005
BAC	08/2014	PLN	15,640	USD	5,137	—	6,133
BAC	07/2014	RUB	754,080	USD	20,586	1,488,106	—
BAC	09/2014	THB	895,000	USD	27,572	—	100,628
BAC	08/2014	TRY	11,370	USD	5,308	—	5,536
BAC	07/2014 - 01/2015	USD	143,164	BRL	332,975	—	4,682,243
BAC	08/2014	USD	7,442	IDR	89,136,000	—	22,856
BAC	07/2014 - 08/2014	USD	27,392	RUB	972,000	—	987,760
BAC	09/2014	USD	17,213	THB	562,000	—	37,565
BAC	08/2014	USD	26,003	TRY	55,960	5,193	101,228
BAC	08/2014	USD	11,278	ZAR	120,890	23,730	44,147
BAC	08/2014	ZAR	101,090	USD	9,484	—	36,707
BNP	07/2014	EUR	2,240	USD	3,048	19,263	—
BNP	07/2014	RON	12,820	USD	3,907	95,637	—
BNP	09/2014	USD	34,228	CAD	37,370	—	719,615
BNP	07/2014	USD	18,150	EUR	13,290	—	49,374
BOA	12/2014	GBP	27,815	USD	46,679	850,692	—
BOA	08/2014	IDR	104,676,000	USD	9,062	821	296,170
BOA	07/2014	INR	2,590,500	USD	43,003	67,413	—
BOA	08/2014	KRW	24,426,000	USD	23,735	349,417	—
BOA	07/2014	MXN	73,100	USD	5,660	—	27,802
BOA	08/2014 - 09/2014	MYR	203,585	USD	62,927	346,861	—
BOA	07/2014	PEN	5,190	USD	1,863	—	10,821
BOA	09/2014	THB	917,000	USD	27,988	159,017	—
BOA	07/2014 - 01/2015	USD	43,051	BRL	105,160	—	3,924,871
BOA	08/2014	USD	3,927	COP	7,521,000	—	72,477
BOA	07/2014	USD	156,077	GBP	93,060	—	3,169,805
BOA	07/2014 - 10/2014	USD	84,689	INR	5,194,000	—	809,445
BOA	08/2014	USD	1,819	PEN	5,230	—	41,274
BOA	09/2014	USD	19,940	THB	657,000	—	226,523
CITNA-B	07/2014	MXN	124,400	USD	9,627	23,586	66,138
CITNA-B	07/2014	PEN	20,950	USD	7,473	3,259	—
CITNA-B	07/2014	RON	1,485	USD	459	4,235	—
CITNA-B	08/2014	TRY	95,410	USD	43,705	793,066	—
CITNA-B	07/2014	USD	175,796	EUR	126,600	2,432,773	—
CITNA-B	08/2014	USD	6,508	HUF	1,457,000	80,331	—
CITNA-B	07/2014	USD	1,816	RON	5,895	—	24,788
CITNA-B	08/2014	ZAR	159,280	USD	15,162	—	276,521
DEU	07/2014	RON	7,970	USD	2,467	20,682	—
DEU	08/2014	TRY	27,790	USD	12,935	25,525	—
DEU	12/2014	USD	28,663	JPY	2,920,000	—	198,364
DEU	08/2014	USD	43,369	TRY	92,280	330,423	—
GSCO-OT	09/2014	AUD	430	USD	406	—	2,909
GSCO-OT	07/2014 - 01/2015	BRL	357,710	USD	155,638	4,864,919	—
GSCO-OT	09/2014	INR	296,500	USD	4,617	267,046	—

45   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	09/2014	USD	391	AUD	430	$—	$12,395
GSCO-OT	07/2014 - 01/2015	USD	266,283	BRL	637,280	12,924	13,318,371
GSCO-OT	09/2014	USD	4,137	INR	296,500	—	747,658
GSCO-OT	10/2014	USD	1,495	MXN	20,220	—	53,661
JPM	01/2016	CNH	171,900	USD	27,953	—	817,414
JPM	08/2014	COP	52,354,000	USD	26,981	858,897	—
JPM	12/2014	EUR	15,550	USD	21,183	122,940	—
JPM	07/2014	INR	1,290,000	USD	21,411	36,105	—
JPM	08/2014 - 09/2014	MYR	50,185	USD	15,476	117,192	—
JPM	08/2014	PEN	80,740	USD	28,837	18,506	134,514
JPM	08/2014	PLN	125,410	USD	40,857	291,034	8,660
JPM	10/2014	RON	16,380	USD	5,066	28,199	—
JPM	07/2014 - 08/2014	RUB	1,690,400	USD	48,047	1,308,541	41,759
JPM	10/2014	USD	10,284	BRL	26,050	—	1,196,682
JPM	12/2014	USD	97,955	EUR	71,895	—	551,953
JPM	07/2014 - 08/2014	USD	12,017	IDR	141,099,000	184,372	8,891
JPM	07/2014 - 09/2014	USD	53,231	INR	3,246,000	—	443,193
JPM	07/2014	USD	11,294	MXN	147,400	—	62,656
JPM	08/2014	USD	5,541	MYR	17,985	—	52,306
JPM	08/2014	USD	10,053	PHP	459,000	—	468,928
JPM	07/2014	USD	5,083	RON	16,380	—	30,365
JPM	07/2014 - 08/2014	USD	36,450	RUB	1,310,260	—	1,791,232
JPM	08/2014	USD	10,746	TRY	22,880	74,744	—
JPM	08/2014	USD	36,941	ZAR	394,595	63,742	—
MSCO	08/2014	COP	46,009,000	USD	24,008	458,292	—
MSCO	08/2014	INR	437,000	USD	7,172	54,758	—
MSCO	07/2014 - 10/2014	MXN	298,500	USD	22,871	74,698	—
MSCO	08/2014	TRY	51,300	USD	23,757	168,352	—
MSCO	07/2014	USD	20,216	BRL	46,720	—	928,699
MSCO	07/2014 - 12/2014	USD	250,532	EUR	184,620	—	2,361,803
MSCO	08/2014 - 11/2014	USD	46,311	HUF	10,523,000	70,493	82,735
MSCO	07/2014 - 12/2014	USD	204,248	MXN	2,708,000	—	2,752,840
NOM	07/2014	USD	9,219	MXN	118,700	73,451	—
RBS	09/2014	CAD	37,370	USD	33,863	1,083,710	—
RBS	08/2014	HUF	5,547,800	USD	24,710	—	237,605
RBS	08/2014	IDR	50,526,000	USD	4,152	80,134	—
RBS	08/2014	TRY	73,015	USD	34,192	—	138,849
RBS	07/2014	USD	4,360	EUR	3,185	—	1,417
RBS	07/2014	USD	4,507	NOK	26,770	144,965	—
RBS	08/2014	ZAR	76,020	USD	7,252	—	154,465
TDB	07/2014	IDR	85,262,000	USD	7,052	137,630	—
TDB	07/2014	MYR	15,325	USD	4,764	7,803	—
TDB	09/2014 - 12/2014	USD	193,315	EUR	139,890	1,791,843	94,066
TDB	07/2014 - 11/2014	USD	10,536	IDR	128,339,000	24,229	151,404
TDB	07/2014	USD	2,535	MXN	33,100	—	15,230
TDB	08/2014	ZAR	71,850	USD	6,810	—	95,350

Total Unrealized Appreciation and Depreciation						$22,278,000	$43,383,642

46   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Futures Contracts as of June 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/19/14	484	$66,398,750	$440,841
United States Treasury Long Bonds	CBT	Sell	9/19/14	278	38,138,125	(61,172)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	390	85,641,566	(16,049)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/14	384	84,324,004	5,350
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	387	48,441,518	(145,673)
United States Treasury Nts., 10 yr.	CBT	Buy	9/19/14	740	92,627,191	27,793
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	806	120,849,625	1,524,548

						$1,775,638

Over-the-Counter Options Written at June 30, 2014
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
BRL Currency Put	GSG	BRL	2.316	8/8/14	BRL	(48,190,000)	$281,941	$(58,888)
EUR Currency Call	BAC	PLN	4.275	8/1/14	EUR	(18,850,000)	197,330	(16,777)
EUR Currency Call	GSG	PLN	4.280	8/1/14	EUR	(37,700,000)	371,138	(34,449)
EUR Currency Call	JPM	PLN	4.275	8/4/14	EUR	(28,275,000)	271,257	(35,132)
IDR Currency Put	JPM	IDR	11,700.000	8/15/14	IDR	(121,611,000,000)	103,858	(243,222)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(1,432,000,000)	423,926	(67,304)
Portuguese Government Bond Put	JPM	EUR	110.000	7/22/14	EUR	(21,840,000)	213,934	(16,089)
Portuguese Government Bond Put	JPM	EUR	115.000	7/23/14	EUR	(21,840,000)	386,606	(68,772)

Total Over-the-Counter Options Written							$2,249,990	$(540,633)

Over-the-Counter Credit Default Swaps at June 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	470	$(223)	$50,275
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	50,275
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	92,650
Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19	USD	6,520	(1,214,228)	1,098,981
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	2,080	(77,551)	(65,154)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	2,365	(99,348)	(54,302)
Republic of Italy	GSG	Sell	1.000	3/20/23	USD	2,340	374,113	(70,331)

Total Over-the-Counter Credit Default Swaps							$(1,020,880)	$1,102,394

47   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB+
Investment Grade Sovereign Debt	$ 2,340,000		$—		BBB+
Total USD	2,340,000		—

Total EUR	1,840,000		$—

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)		Value
		Six-Month
		USD BBA
BOA	Pay	LIBOR	7.100%	1/21/19 INR	429,250	USD	6,997	$502,196
		Six-Month
		USD BBA
GSG	Pay	LIBOR	7.210	1/13/19 INR	434,500	USD	6,989	691,958
		Six-Month
		USD BBA
GSG	Pay	LIBOR	7.100	1/15/19 INR	432,750	USD	6,988	625,344

Total Over-the-Counter Currency Swaps								$1,819,498

Cleared Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Three-Month
BAC	Receive	USD BBA LIBOR	2.702%	6/18/24	USD	7,800	$(66,876)
		Three-Month
GSG	Receive	USD BBA LIBOR	2.695	6/19/24	USD	7,740	(60,759)

Total Cleared Interest Rate Swaps							$(127,635)

48   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BOA	Pay	Three-Month MYR KLIBOR	4.510%	6/17/24	MYR	25,900	$126,616
		MXN TIIE
BOA	Pay	BANXICO	4.345	1/11/16	MXN	475,300	403,070
		Three-Month
		PLN WIBOR
GSG	Pay	WIBO	3.145	5/5/16	PLN	387,000	795,713
		Three-Month
		PLN WIBOR
GSG	Pay	WIBO	3.115	5/6/16	PLN	382,200	748,874
		MXN TIIE
GSG	Pay	BANXICO	4.260	6/15/16	MXN	379,900	30,414
		Three-Month
GSG	Pay	MYR KLIBOR	4.515	6/17/24	MYR	25,770	129,045
GSG	Pay	BZDI	12.703	1/4/16	BRL	141,060	634,713
		Six-Month INR
GSG	Pay	MIBOR	8.490	4/29/19	INR	1,741,000	659,936
		MXN TIIE
HSBC	Pay	BANXICO	4.760	1/13/16	MXN	764,400	561,928
		MXN TIIE
JPM	Pay	BANXICO	4.280	6/15/16	MXN	377,100	35,753
JPM	Pay	BZDI	12.090	1/4/16	BRL	73,040	444,563
JPM	Pay	BZDI	11.880	1/4/16	BRL	170,530	822,080

Total Over-the-Counter Interest Rate Swaps							$5,392,705

Over-the-Counter Credit Default Swaptions Written at June 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Credit Default			iTraxx Europe Senior Financials Series 21
Swap maturing 6/20/19 Call	BOA	Sell	Version 1	1.000%	9/17/14	EUR 91,180	$248,839	$(135,628)
			iTraxx
			Europe
Credit Default			Crossover
Swap maturing			Series 21
6/20/19 Call	JPM	Sell	Version 1	5.000	9/17/14	EUR 68,352	584,434	(727,135)
			iTraxx
			Europe
Credit Default			Crossover
Swap maturing			Series 21
6/20/19 Call	JPM	Sell	Version 1	5.000	9/17/14	EUR 113,670	971,920	(1,209,232)
			iTraxx
			Europe
Credit Default			Crossover
Swap maturing			Series 21
6/20/19 Call	JPM	Buy	Version 1	5.000	9/17/14	EUR 68,352	389,623	(382,979)
			iTraxx
			Europe
Credit Default			Crossover
Swap maturing			Series 21
6/20/19 Call	JPM	Buy	Version 1	5.000	9/17/14	EUR 113,670	647,946	(636,897)

Total Over-the-Counter Credit Default Swaptions Written							$2,842,762	$(3,091,871)

49   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at June 30, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
			Three- Month
Interest Rate Swap			USD
maturing 10/6/24			BBA
Call	BOA	Receive	LIBOR	2.690%	10/2/14 USD	90,990	$500,445	$(915,616)
			Three- Month
			USD
Interest Rate Swap			BBA
maturing 8/4/21 Call	BOA	Pay	LIBOR	4.860	8/2/16 USD	18,600	279,000	(94,906)
Interest Rate Swap maturing 7/28/44			Six- Month EUR
Call	JPM	Receive	EURIBOR	2.238	7/24/14 EUR	45,420	376,609	(1,056,100)

Total Over-the-Counter Interest Rate Swaptions Written							$1,156,054	$(2,066,622)

Glossary:

Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit

50   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BZDI	Brazil Interbank Deposit Rate
BBA LIBOR	British Bankers’ Association London –Interbank Offered Rate
BANXICO	Banco de Mexico
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Crossover Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Financials Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kaula Lampur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviation
CBT	Chicago Board of Trade

51   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    June 30, 2014    Unaudited

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 30, 2014, the Fund owned 15,000 shares with a market value of $1,363,935.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to

52   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$404,193,600
Sold securities	41,475,597

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$75,630,824
Market Value	$3,592,997
Market value as % of Net Assets	0.05%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its

53   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M.

54   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

55   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

56   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

57   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$171,080,439	$5,774,587	$176,855,026
Mortgage-Backed Obligations	—	1,203,901,562	316,875	1,204,218,437
U.S. Government Obligations	—	290,339,612	—	290,339,612
Foreign Government Obligations	—	1,216,914,911	—	1,216,914,911
Corporate Loans	—	280,551,531	—	280,551,531
Corporate Bonds and Notes	—	3,071,367,513	10,240,958	3,081,608,471
Preferred Stock	—	10,993,174	—	10,993,174
Common Stocks	7,744,673	2,279	55,712	7,802,664
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	27,066,076	26,432,234	53,498,310
Short-Term Notes	—	271,023,691	—	271,023,691
Over-the-Counter Options
Purchased	—	1,059,532	—	1,059,532
Over-the-Counter Credit Default
Swaption Purchased	—	82,453	—	82,453
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,114,560	—	1,114,560
Investment Companies	369,570,489	535,591,972	—	905,162,461

Total Investments, at Value	377,315,162	7,081,089,305	42,820,366	7,501,224,833
Other Financial Instruments:
Swaps, at value	—	8,504,384	—	8,504,384
Foreign currency exchange contracts	—	22,278,000	—	22,278,000
Futures contracts	1,998,532	—	—	1,998,532

Total Assets	$379,313,694	$7,111,871,689	$42,820,366	$7,534,005,749

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(189,787)	$—	$(189,787)
Centrally cleared swaps, at value	—	(127,635)	—	(127,635)
Options written, at value	—	(540,633)	—	(540,633)
Foreign currency exchange contracts	—	(43,383,642)	—	(43,383,642)
Futures contracts	(222,894)	—	—	(222,894)
Swaptions written, at value	—	(5,158,493)	—	(5,158,493)

Total Liabilities	$(222,894)	$(49,400,190)	$—	$(49,623,084)

Forward currency exchange contracts and future contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at
Value:
Asset-Backed Securities	$49,134,400	$–	$–	$(49,134,400)
Mortgage-Backed Obligations	857,057	–	–	(857,057)
Common Stocks	–	(9,220,884)	9,220,884	–

Total Assets	$49,991,457	$(9,220,884)	$9,220,884	$(49,991,457)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,493,434,678 and $3,074,724,593, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $478,590,395 and $451,272,473 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $5,272,686 and $1,271,514 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $621,561 and $1,225,149 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended June 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 30, 2013	2,783,335,000	$2,170,273	5,318,572,439	$6,177,178
Options written	43,174,149,940	4,889,952	264,178,725,000	6,444,257
Options closed or expired	(44,323,384,940)	(5,365,476)	(87,805,372,439)	(6,419,864)
Options exercised	(117,275,000)	(431,098)	(59,989,055,000)	(5,215,232)

Options outstanding as of June 30, 2014	1,516,825,000	$1,263,651	121,702,870,000	$986,339

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

64   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $26,015,053 and $5,462,511 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically,

65   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $199,965,923 and $554,189,288 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These cross-currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $12,831,228 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type ecomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the

67   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $8,237,451 and $12,834,509 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of	2,326,445,000	$18,110,444
September 30, 2013
Swaptions written	7,556,684,000	32,552,351
Swaptions closed or expired	(3,769,115,000)	(14,942,449)
Swaptions exercised	(5,503,780,000)	(31,721,530)

Swaptions outstanding as of June 30, 2014	610,234,000	$3,998,816

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2014, the Fund has required certain counterparties to post collateral of $14,301,289.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

68   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

69   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$7,435,326,839
Federal tax cost of other investments	531,291,902

Total federal tax cost	$7,966,618,741

Gross unrealized appreciation	$271,309,361
Gross unrealized depreciation	(195,895,485)

Net unrealized appreciation	$75,413,876

70   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 8/8/2014